UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07254

Johnson Mutual Funds Trust
(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247
(Address of principal executive offices)         (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247
(Name and address of agent for service)

Registrant's telephone number, including area code:(513) 661-3100

Date of fiscal year end:12/31

Date of reporting period:12/31/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2007

t	Johnson Equity Income Fund
t	Johnson Growth Fund
t	Johnson Dynamic Growth Fund
t	Johnson Disciplined Large-Cap Fund
t	Johnson Disciplined Mid-Cap Fund
t	Johnson Disciplined Small-Cap Fund
t	Johnson Realty Fund
t	Johnson Fixed Income Fund
t	Johnson Municipal Income Fund

Investment Adviser:

Johnson Investment Counsel, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
513-661-3100
800-541-0170

JOHNSON MUTUAL FUNDS
December 31, 2007

JOHNSON MUTUAL FUNDS
December 31, 2007
OUR MESSAGE TO YOU

February 29, 2008

Dear Shareholder,

We are pleased to present the Johnson Mutual Funds (the “Funds”) 2007 Annual Report. On the next several pages is commentary on each of the Funds for the year, as well as longer term performance as compared to the appropriate indices. Most of the Funds had a solid year. The remainder of the report provides the holdings of each Johnson Mutual Fund along with other audited financial data and notes.

The following table shows how the Johnson Mutual Funds performed for 2007*

This last year was a very interesting and troublesome year in the markets, as volatility was in full force, particularly during the second half of the year. Tightening liquidity in the credit markets related to the subprime mortgage fallout, coupled with ever-increasing energy prices and the fear of slowing earnings, took the markets for a whirlwind ride. There was a resounding return to Large Cap Growth companies, with this segment outperforming Large Cap Value for the first time since 1999. The international theme played a pivotal role in 2007, with most foreign markets outperforming the U.S. stock market.

As the credit markets have eroded over the past twelve months, the Funds’ continued commitment to quality has proven to be essential. We are pleased to report that the Funds, invested in fixed income investments, did not hold any subprime fixed income positions. Johnson Mutual Funds strict adherence to high quality investing would not allow purchase of these securities, which experienced such dramatic declines in the second half of the year. We believe that not owning any of these securities was a distinct positive for our shareholders and that fixed income investments should be concentrated in high quality instruments.

In 2008, we believe there is a higher than average probability that the U.S. economy will experience a recession. Rising unemployment, a systemic contraction in credit, and falling house prices will be significant headwinds to economic growth. The financial system will have to work its way through the effects of poor lending standards, mainly related to mortgage lending and previous excesses in risk taking by lenders. These factors will most likely result in negative effects on the real economy, as the availability of credit is in the process of being reduced as banks are forced to rebuild capital levels on their balance sheets rather than extend credit. However, as of the writing of this letter, the S&P 500 has already experienced a decline of roughly 14% from its October high, which we believe has mostly discounted a recession in 2008. The Federal Reserve has moved aggressively in lowering interest rates in an attempt to restore normal interest rate term structures necessary for the financial system to begin to heal itself. The new fiscal stimulus bill working its way through Congress should help consumers, businesses, and potentially the housing market.

We encourage investors to remain focused on the long-term and not the emotions elicited by the large daily swings of the stock markets. We appreciate the confidence that you have placed in us to serve your investment needs. Please feel free to call us at (513) 661-3100 or (800) 541-0170 with comments or questions.

Best regards,

Timothy E. Johnson, President
Johnson Mutual Funds

*	The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The annual total return numbers include changes in the Fund’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current for the most recent month end, please call 1-800-541-0170.

JOHNSON EQUITY INCOME FUND
Performance Review – December 31, 2007

The Johnson Equity Income Fund had a total return of 10.54% in 2007. This compares favorably to the 5.49% return of the Standard & Poor’s 500 Index.

The year could be characterized as the ‘tale of two markets,’ as the S&P rose almost 11% through the middle of July and then declined roughly 5% over the course of the rest of the year. More important was the significant increase in volatility during the second half of the year as the equity markets abruptly transitioned from a period characterized by historically low volatility in the second half of 2006 and beginning of 2007. This increase in volatility was experienced throughout the financial markets as problems precipitated by losses in mortgage-related securities led to illiquidity in the global credit markets. This led to significant asset write-downs throughout the banking system, including several large banks and financial institutions, across the globe. Investors’ risk aversion was renewed. A few interesting internal market dichotomies worth noting included the outperformance by those stocks with the highest foreign sales exposure versus those with the lowest percentage of sales from overseas, outperformance of growth stocks versus value stocks, the significant underperformance of stocks with the highest dividend yields versus those with moderate dividend yields, and the disparity in performance among sectors. The Finance and Consumer Discretionary sectors declined 18.5% and 13.2% respectively for the year; meanwhile every other sector, except Health Care (+7.3%), returned at least 12.0% for the year, with the Energy sector leading the way, rising 34.4%.

The Fund’s best performing stocks were found across several sectors; there was at least one holding in each sector, except Consumer Discretionary, that achieved a return greater than 15%. The Fund’s outperformance can be attributed to stock selection. The contribution of sector allocation was neutral for the year. More importantly, we are pleased to report to our shareholders that the Fund is achieving its objectives of lower volatility than the S&P 500 and protecting during periods of market decline. Since its inception, the Fund has consistently outperformed the S&P during periods when the market has declined and this was the case in 2007 as well.

Average Annual Total Returns As of December 31, 2007
Period	Equity Income Fund	S&P 500 Index
One Year	10.54%	5.49%
Since Inception*	14.02%	10.50%

Holdings Table
Equity Type	Percentage of Total Assets
Manufacturing — Consisting of Chemical Manufacturing (11.1%), Petroleum & Coal Products Manufacturing (8.8%), Food Manufacturing (7.7%) and Other types of Manufacturing (23.7%)	51.1%
Finance and Insurance	16.5%
Utilities	6.7%
Information	6.0%
Retail Trade	5.9%
Wholesale Trade	4.8%
Cash & Cash Equivalents	3.4%
Mining, Quarrying, and Oil and Gas Extraction	3.0%
Transportation & Warehousing	2.0%

*	Fund Inception was December 30, 2005.

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund and the primary assets are stocks of large-sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON GROWTH FUND
Performance Review – December 31, 2007

The Johnson Growth Fund had a total return of 11.11% in 2007. This compares favorably to the 5.49% return of the Standard & Poor’s 500 Index.

The year was characterized by large changes in investor sentiment and sector leadership. In general, 2007 started with lower quality/higher risk names providing higher investor returns. After the S&P 500 rose more than 10% through mid-July, the financial markets started to experience problems brought on by sub-prime mortgages and the slowdown in the housing market. Concerns spread from banks to the fixed income markets as the repercussions of large financial institution write-downs were felt across the global markets. The resulting credit squeeze brought risk back to the forefront of investor’s minds, resulting in the S&P falling 5% in the second half of the year.

There were large disparities within sector returns for 2007. The Finance and Consumer Discretionary sectors declined 18.5% and 13.2% respectively. Energy saw the biggest gain with a return of 34.4%. For the first time in 6 years, growth stocks outperformed value stocks, and large cap stocks also outperformed small cap stocks for the first time since 2000.

The Fund’s performance in 2007 was a result of both sector allocation and stock picking. The Fund was underweight in the Finance and Consumer Discretionary sectors for most of the year. The Fund was overweight in the Energy sector for most of the year. Stocks that performed very well during the year tended to be more growth oriented. These included Nokia, Covance, Schlumberger, Bank of New York, Gilead Sciences, Hologic, Air Products and BHP Billiton. The worst performing stocks were generally in the Consumer Discretionary and Finance sectors. These included Comcast, Citigroup, American International Group and Coach.

Average Annual Total Returns As of December 31, 2007
Period	Growth Fund	S&P 500 Index
One Year	11.11%	5.49%
Three Years	8.88%	8.61%
Five Years	11.86%	12.81%
Ten Years	3.29%	5.90%

Holdings Table
Equity Type	Percentage of Total Assets
Manufacturing — Consisting of Computer & Electronic Product Manufacturing (15.6%), Chemical Manufacturing (7.4%), Machinery Manufacturing (5.4%) and Other types of Manufacturing (21.9%)	50.2%
Mining, Quarrying, and Oil and Gas Extraction	15.2%
Finance and Insurance	10.7%
Information	9.0%
Professional, Scientific, and Technical Services	5.5%
Retail Trade	4.1%
Wholesale Trade	2.8%
Utilities	2.2%
Cash & Cash Equivalents	0.3%

Long-term capital growth is the objective of the Johnson Growth Fund and the primary assets are stocks of larger-sized growth companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DYNAMIC GROWTH FUND
Performance Review – December 31, 2007

The Johnson Dynamic Growth Fund had a total return of 6.38% in 2007. This compares with the 11.81% return of the Russell 1000 Growth Index.

Large cap growth stocks did very well in 2007. For the first time in six years, large cap growth stocks outperformed large cap value stocks. Outperformance was broad-based, as consumer discretion and telecommunications were the only two sectors that underperformed the Russell 1000 Growth Index for the year. Performance for the Dynamic Growth Fund experienced two distinct periods during the year. Through September, the Fund was outperforming the Index. As companies started releasing third quarter earnings in October, many of the higher growth technology and consumer discretion stocks in the Fund were subject to large selloffs as revenue and earnings guidance targets were lowered. In addition, our sector positioning detracted from value late in the year. As a result, all of the Fund’s underperformance occurred in the fourth quarter.

As with other large cap indices, there were large disparities within sector returns for the Russell 1000 Growth Index. Telecommunications and Consumer Discretionary sectors turned in the worst performance, but returns in both sectors were still slightly positive for the year. Returns for both the Materials and Energy sectors were just under 50% for the year.

The Fund’s performance in 2007 was primarily a result of poor stock picking. Outperformance occurred in only two sectors, which included Energy and Materials. Performance in the largest weighted sectors, Healthcare and Technology, lagged the Russell 1000 Growth Index broadly and contributed to a large part of the underperformance for the year. The Healthcare and Technology sectors accounted for approximately 50% of the Fund’s holdings as of the end of the year. The best performing stocks for the year were scattered among different sectors. These stocks included Google, Chipotle Mexican Grill, MEMC Electronics, Covance, Schlumberger, Gilead Sciences, Hologic, and BHP Billiton. The worst performing stocks were generally in the Consumer Discretion, Finance and Technology sectors. These included Comcast, American International Group, Divx, Cognizant Technology Solutions, Broadcom, Akamai Technologies and Coach.

The Fund generally invests in companies that we believe can provide above average long-term growth opportunities. Some of our holdings may be smaller capitalization companies that have a niche product or service in a very dynamic industry. Dividends are not a consideration for stock selection.

Given the possibility of recession in 2008, we expect investments in higher growth stocks to remain volatile. We do believe investors will continue to gravitate to those types of stocks that can enjoy strong growth regardless of the underlying economic weakness. We expect earnings growth and fundamentals for the companies we own to remain strong. Anticipated higher volatility should bring additional opportunities in companies we want to hold in the Fund for long-term capital appreciation.

Average Annual Total Returns As of December 31, 2007
Period	Dynamic Growth Fund	Russell 1000 Growth Index
One Year	6.38%	11.81%
Since Inception*	9.21%	10.42%

Holdings Table
Equity Type	Percentage of Total Assets
Manufacturing — Consisting of Computer and Electronic Manufacturing (20.0%), Chemical Manufacturing (8.7%) and Other types of Manufacturing (13.5%)	42.4%
Mining, Quarrying, and Oil and Gas Extraction	13.4%
Information	13.1%
Professional, Scientific, and Technical Services	12.6%
Finance and Insurance	5.1%
Wholesale Trade	4.0%
Cash & Cash Equivalents	3.7%
Accommodation and Food Services	2.2%
Utilities	1.9%
Retail Trade	1.6%

*	Fund Inception was December 30, 2005.

Long-term capital growth is the objective of the Johnson Dynamic Growth Fund and the primary assets are stocks of small-, mid- and large-sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Russell 1000 Growth Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 1000 Growth Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED LARGE-CAP FUND
Performance Review – December 31, 2007

The Johnson Disciplined Large-Cap Fund had a total return of 4.24% in 2007. This was below the S&P 500 Index’s 5.49% return. Over the course of the year, the Fund’s holdings had an average market capitalization that was well below the Index’s. The equal-weighted S&P 500 Index only returned 1.53% in 2007, indicating that the market-cap weighted S&P 500 Index’s return was boosted by its larger members. The Fund’s lower concentration in these higher-weight stocks limited performance.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. In 2007, some of the valuation-related factors in this approach were less effective than normal, exhibiting an unusual pattern that hasn’t occurred in the market since 2000. The cheapest stocks, as measured by ratios such as price-to-cash flow and price-to-earnings, were discarded by investors as the year progressed, whereas the most expensive stocks surged. This perverse relationship is likely not sustainable, but strong momentum-oriented factors have been overriding some of the inputs that normally matter to investors.

Even as worries about the economy began to creep into the stock market, many of the Fund’s holdings continued to benefit from strong global demand for manufacturing and commodities. Cummins Inc., up 114%, continued to capitalize on a strong cycle of demand for its engine products. Hard commodity companies, such as Freeport-McMoran Copper & Gold and U.S. Steel, exhibited continued strong earnings momentum as international demand and tight production capacity sustained profitability. Disappointing performers in the Fund included retailers OfficeMax and Circuit City, which lost more than half of their value on weaker earnings news.

Over the course of the past several months, we have observed rising economic risk, and now believe that a mild recession is the most likely outcome over the coming year. We think today’s earnings estimates for future growth are too optimistic and rely too heavily on an earnings recovery in the second half of the year. Our dynamic factor weighting process is currently expecting measures of value to return to effectiveness, and the Fund’s largest sector concentrations are currently in the Industrials and Finance sectors. As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.

Average Annual Total Returns As of December 31, 2007
Period	Disciplined Large-Cap Fund	S&P 500 Index
One Year	4.24%	5.49%
Since Inception*	6.57%	10.50%

Holdings Table
Equity Type	Percentage of Total Assets
Manufacturing — Consisting of Computer & Electronic Product Manufacturing (13.7%), Machinery Manufacturing (10.5%) and Other types of Manufacturing (16.3%)	40.5%
Finance and Insurance	17.2%
Mining, Quarrying, and Oil and Gas Extraction	10.5%
Information	6.4%
Utilities	5.7%
Professional, Scientific, and Technical Services	5.4%
Wholesale Trade	3.1%
Transportation & Warehousing	3.0%
Retail Trade	2.6%
Administrative and Support and Waste Management and Remediation Services	1.5%
Cash & Cash Equivalents	1.2%
Agriculture, Forestry, Fishing and Hunting	1.1%
Real Estate and Rental and Leasing	1.0%
Accommodation and Food Services	0.8%

*	Fund Inception was December 30, 2005.

Long-term capital growth is the objective of the Johnson Disciplined Large-Cap Fund and the primary assets are stocks of larger sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED MID-CAP FUND
Performance Review – December 31, 2007

The Johnson Disciplined Mid-Cap Fund had a total return of 6.62% in 2007. This exceeded the Russell Midcap Index’s 5.60% gain. As measured by the Russell indexes, mid-cap stocks have returned more than large- and small-cap stocks over a 1-year, 3-year, 5-year, and 10-year period. Investors seem to appreciate the combination of growth opportunities, liquidity, and track record that this middle slice of the market offers.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. In 2007, some of the valuation-related factors in this approach were less effective than normal, exhibiting an unusual pattern that hasn’t occurred in the market since 2000. The cheapest stocks, as measured by ratios such as price-to-cash flow and price-to-earnings, were discarded by investors as the year progressed, whereas the most expensive stocks surged. This perverse relationship is likely not sustainable, but strong momentum-oriented factors have been overriding some of the inputs that normally matter to investors. The Fund’s commitment to a “balanced diet” of quantitative factors was effective in finding an assortment of fast-growing, medium-sized companies that performed well in a strong momentum-driven market.

The Fund’s biggest winners in 2007 were equipment providers in a variety of industries: Cameron International (oilfield), MEMC Electronic Materials (semiconductor), and Cummins Inc. (engines). One fund holding, Navteq, a digital mapping company, more than doubled in price, and has agreed to merge with Nokia Corp. The worst performer in the year was First Marblehead, a service provider in the student loan industry that has been disrupted by potential competitive threats and tough conditions in the securitization market. Other laggards included retailers OfficeMax and Big Lots, each declining more than 40%. Many financial services stocks also struggled in the second half of the year.

Over the course of the past several months, we have observed rising economic risk, and now believe that a mild recession is the most likely outcome over the coming year. We think today’s earnings estimates for future growth are too optimistic and rely too heavily on an earnings recovery in the second half of the year. Our dynamic factor weighting process is currently expecting measures of value to return to effectiveness, and the Fund’s largest sector concentrations are currently in the Technology and Industrials sectors. As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.

Average Annual Total Returns As of December 31, 2007
Period	Disciplined Mid-Cap Fund	Russell MidCap Index	S&P MidCap Index
One Year	6.62%	5.60%	7.98%
Three Years	10.15%	11.09%	10.26%
Five Years	16.75%	18.21%	16.17%
Ten Years	7.50%	9.91%	11.18%

Holdings Table
Equity Type	Percentage of Total Assets
Manufacturing — Consisting of Computer & Electronic Product Manufacturing (16.7%), Machinery Manufacturing (12.6%) and Other types of Manufacturing (12.4%)	41.6%
Finance and Insurance	16.2%
Mining, Quarrying, and Oil and Gas Extraction	14.0%
Information	5.9%
Wholesale Trade	5.0%
Utilities	4.8%
Professional, Scientific, and Technical Services	2.7%
Retail Trade	2.6%
Transportation & Warehousing	2.6%
Real Estate and Rental and Leasing	1.8%
Administrative and Support and Waste Management and Remediation Services	1.0%
Accommodation and Food Services	0.7%
Agriculture, Forestry, Fishing and Hunting	0.6%
Cash & Cash Equivalents	0.5%

Long-term capital growth is the objective of the Johnson Disciplined Mid-Cap Fund and the primary assets are stocks of medium sized growth companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Indices’ share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the indices do not incur fees. A shareholder cannot invest directly in the S&P MidCap Index or the Russell MidCap Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell MidCap Index is the established benchmark and the S&P MidCap is a supplementary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED SMALL-CAP FUND
Performance Review – December 31, 2007

The Johnson Disciplined Small-Cap Fund fell 9.70% in 2007, trailing the Russell 2000 Index’s 1.57% loss. The small-cap universe had its first annual decline in five years, as market volatility increased during the second half of the year. Turmoil in the credit markets and a growing risk of recession were key worries that led to profit-taking after the broad market hit an all-time high mid-year.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. By our measure, small-cap quantitative factors overall were the most ineffective they have ever been in stock selection, and this primarily explains the Fund’s sharp underperformance in 2007. Valuation-related factors were particularly ineffective, exhibiting an unusual pattern that hasn’t occurred in the market since 2000. The cheapest stocks, as measured by ratios such as price-to-cash flow and price-to-earnings, were discarded by investors as the year progressed, whereas the most expensive stocks surged. This perverse relationship is likely not sustainable, but strong momentum-oriented factors have been overriding some of the inputs that normally matter to investors.

Earnings disappointments were sharply penalized by investors in 2007, and the Fund’s largest decliners were evidence of this. Fund holdings Advanta Corp., Heelys Inc., and Home Solutions of America Inc., all lost more than two-thirds of their value after earnings estimates were lowered. Many earnings expectations were readjusted lower in the face of growing evidence of an economic slowdown, and the Fund’s higher relative exposure to economically-sensitive cyclical stocks hampered returns, as stock prices fell far more than earnings estimates in most cases.

The top performing portfolio holding for 2007 was Sirenza Microdevices, a producer of high performance radio frequency components that was acquired by RF Micro Devices at more than twice its beginning of the year price. Terra Industries was another holding that doubled in price on strong demand for its nitrogen and methanol products. Other winners included Darling International, General Cable, and Sigma Designs.

Over the course of the past several months, we have observed rising economic risk, and now believe that a mild recession is the most likely outcome over the coming year. We think today’s earnings estimates for future growth are too optimistic and rely too heavily on an earnings recovery in the second half of the year. Our dynamic factor weighting process is currently expecting measures of value to return to effectiveness, and the Fund’s largest sector concentrations are currently in the Technology and Finance sectors. As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.

Average Annual Total Returns As of December 31, 2007
Period	Disciplined Small-Cap Fund	Russell 2000 Index
One Year	-9.70%	-1.57%
Since Inception*	2.69%	7.93

Holdings Table
Equity Type	Percentage of Total Assets
Manufacturing — Consisting of Computer & Electronic Product Manufacturing (12.8%), Chemical Manufacturing (18.6%) and Other types of Manufacturing (20.4%)	41.8%
Finance and Insurance	13.9%
Information	9.5%
Mining, Quarrying, and Oil and Gas Extraction	5.4%
Professional, Scientific, and Technical Services	5.2%
Retail Trade	4.4%
Construction	3.3%
Wholesale Trade	3.2%
Transportation & Warehousing	2.9%
Real Estate and Rental and Leasing	2.0%
Health Care and Social Assistance	1.9%
Cash & Cash Equivalents	1.6%
Utilities	1.5%
Administrative and Support and Waste Management and Remediation Services	1.2%
Agriculture, Forestry, Fishing and Hunting	0.7%
Arts, Entertainment, and Recreation	0.6%
Other Services (except Public Administration)	0.6%
Public Administration	0.3%

*	Fund Inception was December 30, 2005.

Long-term capital growth is the objective of the Johnson Disciplined Small-Cap Fund and the primary assets are stocks of small-sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Russell 2000 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND
Performance Review – December 31, 2007

The Johnson Realty Fund posted a rate of return of -17.09% for the year ending December 31, 2007 compared to a return of -15.69% for the National Association of Real Estate Investment Trust Index (NAREIT Index). This marks the first time since 1999 that Real Estate Investment Trusts (REITs) have posted a negative rate of return and breaks the seven year string of outperforming the broader equity markets.

Real estate remains a highly capital intensive business. In 2007 interest rates declined, which normally would have resulted in a positive environment for REITs. The problem was that increasing defaults in the mortgage market and the spill-over to overall banking resulted in tighter lending standards, driving the cost of borrowing up. Yield spreads, the difference between the yield on a corporate bond and a government bond, reached recessionary type levels in 2007. Acquisition activity in the REIT market place had been driven by low financing options. The increasing economic concern, higher cost of capital combined with the inflated valuation levels of REITs, made them very susceptible to a period of negative performance.

Property type allocation was the primary contributor to the Fund’s underperformance for the year. In 2007, Specialty Properties (such as timberland, cell tower and prisons) were the best performing property type. While the securities we owned significantly outperformed the Index, we maintained a significant underweight position. This was also true of the second best performing property type, Healthcare. The Fund continued it largest overweight exposure in the Residential area, which was the worst performing property type for the year. In addition to the property selection, our philosophical approach to managing the Realty Fund has caused some headwinds in 2007, as larger cap securities underperformed the broader based index. While we do invest in REITs across the market capitalization spectrum, we still tend to have more exposure to the large-cap names. The FTSE Real Estate 50 Index is an index which tracks the largest 50 REITs. The performance of that Index was -16.34% vs the broader Index of -15.69%.

REITs continue to possess low correlation relative to other asset classes, which provides portfolio diversification benefits. Valuations are correcting back towards more reasonable levels and overall dividend yields are once again starting to look attractive. We still believe there is some fundamental risk left in REITs as the domestic economy slows, but valuation levels certainly are less extreme. We believe that the Realty Fund’s diversified approach to the real estate market will continue to provide investors with asset class like returns.

Average Annual Total Returns December 31, 2007
	Realty Fund	NAREIT Index
One Year	-17.09%	-15.69%
Three Years	6.97%	8.50%
Five Years	16.82%	18.17%
Since Inception *	10.85%	13.09%

Holdings Table
Equity Type	Percentage of Net Assets
Retail	30.5%
Office and Industrial	23.3%
Apartments	16.4%
Lodging and Hotels	7.8%
Diversified	5.4%
Storage	5.2%
Health Care	5.1%
Materials	3.8%
Financial Services	1.3%
Cash/Other Assets	1.2%

*	Fund inception was January 2, 1998.

Long-term capital growth and above average income are the objectives of the Johnson Realty Fund and the primary assets are real estate related equity securities. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The NAREIT Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON FIXED INCOME FUND
Performance Review – December 31, 2007

Falling interest rates, prompted by Fed rate cuts and a slowing economy, pushed bond returns higher in the second half of the year. The Johnson Fixed Income Fund provided a 6.40% total return for 2007, compared to 7.39% for the Lehman Intermediate Government Credit Index.

The Fund had no exposure to securities backed by subprime mortgages. Our strict adherence to high quality investing would not allow purchase of these securities, which experienced such dramatic declines in the second half of the year. Not owning any of these securities was a distinct positive for the Johnson Fixed Income Fund.

Additional positive influences on performance for the year were maturity structure and high quality issue selection. The Fund’s maturity structure added to performance with its longer than benchmark duration and emphasis on intermediate maturities. Even though our overweight to corporate bonds and underweight to Treasury bonds detracted from performance, the higher relative credit quality and superior issuer selection of our holdings was helpful. Each security in the Fund is rated investment grade by the credit rating agencies and over 98% of the Fund is rated “A” or higher as indicated by the Quality Allocation Chart on this page. The Fund uses the lower rating received from either Standard & Poor’s or Moody’s Rating Agencies.

As economic growth weakens in 2008, we expect declining interest rates and widening credit spreads, particularly in the first half of the year. In addition, we expect the stock market to remain volatile. We believe the Fund’s approach to quality bond investing should perform well in this environment and serve as a source of stability in a balanced portfolio.

Average Annual Total Returns As of December 31, 2007
	Fixed Income Fund	Lehman Int. G/C Index
One Year	6.40%	7.39%
Three Years	4.08%	4.32%
Five Years	3.58%	4.06%
Ten Years	4.86%	5.76%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any interest and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Lehman Intermediate Government Credit Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND
Performance Review – December 31, 2007

The Johnson Municipal Income Fund provided a 3.95% total return for 2007 compared to 5.12% for the Lehman 5-Year General Obligation Index. The Lehman 5-Year General Obligation Index stood out as one of the toughest municipal benchmarks to beat during the year for two main reasons. First, the 5-year portion of the municipal yield curve was the best performing. This is often the case when the municipal yield curve steepens in reaction to the Federal Reserve lowering short-term interest rates. Second, General Obligation bonds outpaced Revenue bonds during the year. Both of these influences made the Lehman 5-Year General Obligation Index a difficult benchmark to match in 2007.

A significant development during the year was concern about the municipal guarantors. These insurers, such as Ambac, FGIC and MBIA, regularly guarantee the principal and interest payments of municipalities. As losses mounted related to subprime mortgage securities, the municipal market became concerned that these losses would prevent the municipal guarantors from honoring their commitment on municipal bonds. Thus, the principal and interest on municipal securities would solely rely on the underlying municipalities’ ability to pay.

The Fund has never purchased a security relying solely on the insurance for repayment. The Fund always considers the underlying credit quality of the municipality to determine the relative value of a municipal investment. Therefore, we are confident that the investments in the Fund are sound regardless of the availability of additional insurance. In addition to the normal Quality Allocation Chart, which shows the credit quality of the Fund including insurance, a second Quality Allocation Chart excludes all municipal guarantors. This chart shows the high quality, underlying ratings of all municipal holdings excluding insurance. Our analysis confirms that those securities without an underlying credit rating (those shown as NR in the chart) are the equivalent of “A” or higher. The Fund uses the lower rating received from either Standard & Poor’s or Moody’s Rating Agencies.

Average Annual Total Returns As of December 31, 2007
	Municipal Income Fund	Lehman 5 Year G.O. Index
One Year	3.95%	5.12%
Three Years	2.86%	3.18%
Five Years	2.59%	3.33%
Ten Years	3.79%	4.56%

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund and the primary assets are intermediate term Ohio municipal bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any interest and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Lehman Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND
Portfolio of Investments as of December 31, 2007

Common Stocks	Shares	Dollar Value
Chesapeake Energy Corporation	10,545	413,364
Oil and Gas Extraction: 2.0%		$413,364
Schlumberger LTD.	2,100	206,577
Support Activities for Mining: 0.9%		$206,577
Dominion Resources	7,830	371,533
Exelon Corporation	5,200	424,528
Southern Company	15,710	608,762
Utilities: 6.7%		$1,404,823
Cadbury Schweppes PLC**	8,065	398,169
Kellogg Company	11,655	611,072
Kraft Foods Inc.	18,780	612,791
Food Manufacturing: 7.7%		$1,622,032
Pepsico, Incorporated	5,265	399,613
Beverage and Tobacco Product Manufacturing: 1.9%		$399,613
Kimberly-Clark Corporation	8,750	606,725
Paper Manufacturing: 2.9%		$606,725
ConocoPhillips	4,565	403,090
Chevron Corporation	8,870	827,837
Exxon Mobil Corporation	6,630	621,165
Petroleum and Coal Products Manufacturing: 8.8%		$1,852,092
Abbot Laboratories	10,750	603,613
Air Products And Chemicals, Inc.	4,080	402,410
Bristol-Myers Squibb Company	21,275	564,213
Johnson & Johnson	5,605	373,853
Procter & Gamble Company	5,140	377,379
Chemical Manufacturing: 11.1%		$2,321,468
General Electric Company	22,280	825,920
ITT Corporation	6,550	432,562
Machinery Manufacturing: 6.0%		$1,258,482
Danaher Corporation	4,575	401,411
Hologic, Inc.*	3,400	233,376
Cisco Systems, Inc.*	23,695	641,421
Computer and Electronic Product Manufacturing: 6.1%		$1,276,208
Emerson Electric Company	11,090	628,359
Electrical Equipment, Appliance, and Component Manufacturing: 3.0%		$628,359
Bectin, Dickinson & Company	4,910	410,378
3M Company	4,660	392,931
Miscellaneous Manufacturing: 3.8%		$803,309
Novartis Ag-ADR**	10,850	589,264
Roche Holdings Limited - ADR**	4,980	425,292
Merchant Wholesalers: 4.8%		$1,014,556
Nordstrom, Incorporated	11,370	417,620
Clothing and Clothing Accessories Stores: 2.0%		$417,620
Target Corporation	7,823	391,150
General Merchandise Stores: 1.9%		$391,150
Staples, Inc.	18,050	416,413
Miscellaneous Store Retailers: 2.0%		$416,413
United Parcel Service - Class B	5,810	410,883
Industrials: 1.9%		$410,883
Microsoft Corporation	12,285	437,346
Publishing: 2.1%		$437,346
Comcast Corporation Class A Special*	22,450	406,794
Verizon Communications	9,300	406,317
Telecom Services: 3.9%		$813,111
B B & T Corporation	12,060	369,880
Bank of New York Co., Inc.	13,284	647,728
Credit Intermediation and Related Activities: 4.9%		$1,017,608
Legg Mason, Inc.	5,120	374,528
Securities, Commodity Contracts, and Other Financial Investments: 1.8%		$374,528
AFLAC Incorporated	6,510	407,721
American International Group, Inc.	14,269	831,883
Allstate Corporation	7,885	411,834
Cincinnati Financial Corporation	10,555	417,345
Insurance Carriers and Related Activities: 9.9%		$2,068,783
Total Common Stocks: 96.1%		$20,155,050
(Common Stock Identified Cost $18,855,455)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 3.51% yield***		704,596
Total Cash Equivalents: 3.4%		$704,596
(Cash Equivalents Identified Cost $704,596)
Total Portfolio Value: 99.5%		$20,859,646
(Total Portfolio Identified Cost $19,560,051)
Other Assets Less Liabilities: 0.5%		$113,040
Total Net Assets: 100.0%		$20,972,686
*	Non-income producing security.
**	American Depository Receipt.
***	Variable rate security, the coupon rate shown represents the 30 day rate as of December 31, 2007.

The accompanying notes are an integral part of these financial statements.

GROWTH FUND
Portfolio of Investments as of December 31, 2007

Common Stocks	Shares	Dollar Value
Chesapeake Energy Corporation	33,800	1,324,960
Oil and Gas Extraction 2.5%		$1,324,960
BHP Billiton LTD ADR**	13,800	966,552
Mining (except Oil and Gas) 1.8%		$966,552
Core Labratories N.V. * **	8,400	1,047,648
Transocean*	11,835	1,694,180
Schlumberger LTD.	20,300	1,996,911
Support Activities for Mining 8.9%		$4,738,739
Exelon Corporation	14,000	1,142,960
Utilities: 2.1%		$1,142,960
Cadbury Schweppes PLC**	22,000	1,086,140
Kellog Company	20,500	1,074,815
Food Manufacturing 4.1%		$2,160,955
Pepsico, Incorporated	15,700	1,191,630
Beverage and Tobacco Product Manufacturing 2.2%		$1,191,630
Coach, Inc.*	10,270	314,057
Leather and Allied Product Manufacturing 0.6%		$314,057
Kimberly-Clark Corporation	15,000	1,040,100
Paper Manufacturing 2.0%		$1,040,100
Chevron Corporation	23,785	2,219,854
Petroleum and Coal Products Manufacturing 4.2%		$2,219,854
Air Products and Chemicals, Inc.	10,700	1,055,341
Procter & Gamble Company	16,800	1,233,456
Gilead Sciences Inc.*	36,200	1,665,562
Chemical Manufacturing 7.4%		$3,954,359
General Electric Company	52,690	1,953,218
Caterpillar Tractor Company	12,500	907,000
Machinery Manufacturing 5.4%		$2,860,218
Hologic, Inc.*	28,000	1,921,920
Danaher Corporation	21,560	1,891,674
L-3 Communications Holdings Inc.	9,430	999,014
Texas Instruments, Inc.	30,900	1,032,060
Cisco Systems, Inc.*	89,260	2,416,259
Computer and Electronic Product Manufacturing 15.6%		$8,260,927
Emerson Electric Company	38,300	2,170,078
Electrical Equipment, Appliance, and Component Manufacturing 4.1%		$2,170,078
Boeing Company	16,400	1,434,344
Transportation Equipment Manufacturing 2.7%		$1,434,344
Becton, Dickinson and Company	13,000	1,086,540
Miscellaneous Manufacturing 2.0%		$1,086,540
Novartis AG **	18,900	1,026,459
Roche Holdings Limited - ADR**	17,500	1,494,500
Merchant Wholesalers, Nondurable Goods 4.8%		$2,520,959
Target Corporation	16,600	830,000
General Merchandise Stores 1.6%		$830,000
Staples, Inc.	57,830	1,334,138
Miscellaneous Store Retailers 2.5%		$1,334,138
Akamai Technologies*	31,350	1,084,710
Adobe Systems Inc.*	35,000	1,495,550
Microsoft Corporation	31,800	1,132,080
Publishing Industries (except Internet) 7.0%		$3,712,340
Comcast Corporation Class A Special*	58,800	1,065,456
Telecommunications 2.0%		$1,065,456
Bank of New York Co., Inc.	23,585	1,150,006
Credit Intermediation and Related Activities 2.2%		$1,150,006
J.P. Morgan Chase & Company	23,900	1,043,235
Securities, Commodity Contracts, and Other Financial Investments 2.0%		$1,043,235
AFLAC	30,190	1,890,800
American International Group, Inc.	27,125	1,581,387
Insurance Carriers and Related Activities 6.5%		$3,472,187

The accompanying notes are an integral part of these financial statements.

GROWTH FUND  – (continued)
Portfolio of Investments as of December 31, 2007

Common Stocks	Shares	Dollar Value
Covance, Inc.*	14,050	1,217,011
Autodesk, Inc.*	34,300	1,706,768
Professional, Scientific, and Technical Services 5.5%		$2,923,779
Total Common Stocks: 99.7%		$52,918,373
(Common Stock Identified Cost $44,712,086)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 3.51% yield ***		155,708
Total Cash Equivalents: 0.3%		$155,708
(Cash Equivalents Identified Cost $155,708)
Total Portfolio Value: 100.0%		$53,074,081
(Total Portfolio Identified Cost $44,867,794)
Liabilities in Excess of Other Assets: 0.0%		$(23,564)
Total Net Assets: 100.0%		$53,050,517
*	Non-income producing security.
**	American Depository Receipt.
***	Variable rate security, the coupon rate shown represents the 30 day rate as of December 31, 2007.

The accompanying notes are an integral part of these financial statements.

DYNAMIC GROWTH FUND
Portfolio of Investments as of December 31, 2007

Common Stocks	Shares	Dollar Value
BHP Billiton Ltd ADR **	3,240	226,930
Freeport, McMoran Copper & Gold	1,300	133,172
Mining (except Oil and Gas) 3.0%		$360,102
Core Laboratories N.V.* **	3,060	381,643
Transocean*	2,587	370,329
Schlumberger LTD	5,030	494,801
Support Activities for Mining 10.4%		$1,246,773
Exelon Corporation	2,800	228,592
Utilities: 1.9%		$228,592
Coach, Inc.*	6,590	201,522
Leather and Allied Product Manufacturing 1.7%		$201,522
Chevron Corporation	2,600	242,658
Petroleum and Coal Products Manufacturing 2.0%		$242,658
Gilead Sciences Inc.*	11,590	533,256
Procter & Gamble Company	3,870	284,135
Vertex Pharm*	9,915	230,326
Chemical Manufacturing 8.7%		$1,047,717
Caterpillar Tractor Company	4,550	330,148
FMC Technologies, Inc.*	4,000	226,800
Machinery Manufacturing 4.6%		$556,948
Dover Corporation	4,800	221,232
L-3 Communications Holdings Inc	2,045	216,647
Hologic, Inc.*	7,280	499,699
Broadcom Corp*	12,840	335,638
Cisco Systems, Inc.*	20,870	564,949
Memc Electronic Materials*	3,700	327,413
Texas Instruments, Inc.	7,050	235,470
Computer and Electronic Product Manufacturing 20.0%		$2,401,048
General Cable*	3,900	285,792
Electrical Equipment, Appliance, and Component Manufacturing 2.4%		$285,792
Boeing Company	3,820	334,097
Transportation Equipment Manufacturing 2.8%		$334,097
Novartis Ag-ADR**	4,430	240,593
Roche Holdings Limited - ADR**	2,830	241,682
Merchant Wholesalers, Nondurable Goods 4.0%		$482,275
Dick's Sporting Goods, Inc.*	6,940	192,654
Sporting Goods, Hobby, Book, and Music Stores 1.6%		$192,654
Akamai Technologies*	8,620	298,252
Adobe Systems Inc.*	8,000	341,840
Microsoft Corporation	6,780	241,368
Publishing Industries (except Internet) 7.4%		$881,460
Comcast Corporation Class A Special*	17,307	313,603
Telecommunications 2.6%		$313,603
Google Inc. - Class A*	540	373,399
Data Processing, Hosting and Related Services 3.1%		$373,399
Bank of New York Co., Inc.	5,366	261,646
Credit Intermediation and Related Activities 2.2%		$261,646
American International Group, Inc.	5,980	348,634
Insurance Carriers and Related Activities 2.9%		$348,634
Quality Systems	6,720	204,893
Celgene Corp*	7,400	341,954
Covance, Inc.*	3,141	272,073
Autodesk, Inc.*	7,510	373,698
Cognizant Technology Solutions Corp.*	9,200	312,248
Professional, Scientific, and Technical Services 12.6%		$1,504,866
Buffalo Wild Wings*	11,200	260,064
Food Services and Drinking Places 2.2%		$260,064
Total Common Stocks: 96.1%		$11,523,850
(Common Stock Identified Cost $11,056,611)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 3.51% yield ***		442,061
Total Cash Equivalents: 3.7%		$442,061
(Cash Equivalents Identified Cost $442,061)
Total Portfolio Value: 99.8%		$11,965,911
(Total Portfolio Identified Cost $11,498,672)
Other Assets Less Liabilities: 0.2%		$19,038
Total Net Assets: 100.0%		$11,984,949
*	Non-income producing security.
**	American Depository Receipt.
***	Variable rate security, the coupon rate shown represents the 30 day rate as of December 31, 2007.

The accompanying notes are an integral part of these financial statements.

DISCIPLINED LARGE-CAP FUND
Portfolio of Investments as of December 31, 2007

Common Stocks	Shares	Dollar Value
Tyson Foods Incorporated	7,200	110,376
Animal Production 1.1%		$110,376
Chesapeake Energy Corporation	2,900	113,680
XTO Energy	2,375	121,980
Oil and Gas Extraction 2.2%		$235,660
Freeport McMoran Copper & Gold	2,600	266,344
Mining (except Oil and Gas) 2.5%		$266,344
Ensco International, Inc.	2,000	119,240
Halliburton Company	3,300	125,103
Noble Corporation	2,300	129,973
Transocean*	769	110,082
Schlumberger Ltd.	1,240	121,979
Support Activities for Mining 5.8%		$606,377
Constellation Energy Group	1,810	185,579
Centerpoint Energy Incorporated	6,340	108,604
Dynegy Inc.*	12,700	90,678
Teco Energy, Incorporated	6,000	103,260
Williams Companies Inc	3,200	114,496
Utilities 5.7%		$602,617
Dean Foods Company	3,500	90,510
Food Manufacturing 0.9%		$90,510
Pepsi Bottling Group, Inc.	2,700	106,542
Beverage and Tobacco Product Manufacturing 1.0%		$106,542
Coach, Inc.*	3,000	91,740
Leather and Allied Product Manufacturing 0.9%		$91,740
Office Max Incorporated	2,000	41,320
Paper Manufacturing 0.4%		$41,320
King Pharmaceuticals, Inc.*	6,700	68,608
Schering-Plough Corporartion	3,400	90,576
Chemical Manufacturing 1.5%		$159,184
Goodyear Tire & Rubber Company*	3,200	90,304
Plastics and Rubber Products Manufacturing 0.9%		$90,304
Alcoa, Inc.	3,000	109,650
Hercules Incorporated	5,200	100,620
United States Steel Corporation	1,500	181,365
Precision Castparts Corporation	800	110,960
Primary Metal Manufacturing 4.8%		$502,595
Ball Corporation	2,100	94,500
Fabricated Metal Product Manufacturing 0.9%		$94,500
Novellus Systems, Inc.*	3,400	93,738
Xerox	6,100	98,759
Illinois Tool Works	2,000	107,080
Eaton Corporation	1,180	114,401
Caterpillar Tractor Company	1,500	108,840
Cummins Engine, Incorporated	1,780	226,719
National-Oilwell Varco Inc.*	2,600	190,996
Parker Hannifin Corporation	2,085	157,021
Machinery Manufacturing 10.5%		$1,097,554
NVIDIA Corp.*	4,800	163,296
Jabil Circuit, Inc.	6,560	100,171
JDS Uniphase Corp*	7,900	105,070
Hewlett-Packard Company	2,430	122,667
Cisco Systems, Inc.*	4,800	129,936
Apple Computer, Incorporated*	1,100	217,888
L-3 Communications Holdings Inc	1,080	114,415
Lockheed Martin Corporation	1,060	111,576
Thermo Electron Corporation*	1,900	109,592
MEMC Electronic Materials*	1,800	159,282
Perkinelmer, Inc.	3,900	101,478
Computer and Electronic Product Manufacturing: 13.7%		$1,435,371
Cooper Industries Incorporated	2,100	111,048
Whirlpool Corporation	1,180	96,323
Ciena Corporation*	3,000	102,330
Electrical Equipment, Appliance, and Component Manufacturing 3.0%		$309,701
Boeing Company	1,100	96,206
Northrop Grumman	1,390	109,310
Transportation Equipment Manufacturing 2.0%		$205,516
Super Valu	2,400	90,048
Amerisourcebergen Corporation	2,120	95,125
McKesson HBOC, Inc.	2,110	138,226
Wholesale Trade 3.1%		$323,399
Kroger Company	3,700	98,827
Food and Beverage Stores 0.9%		$98,827
Big Lots, Inc.*	4,800	76,752
General Merchandise Stores 0.7%		$76,752

The accompanying notes are an integral part of these financial statements.

DISCIPLINED LARGE-CAP FUND
Portfolio of Investments as of December 31, 2007

Common Stocks	Shares	Dollar Value
Staples, Inc.	4,400	101,508
Miscellaneous Store Retailers 1.0%		$101,508
CSX Corporation	2,440	107,311
Union Pacific Corporation	910	114,314
Rail Transportation 2.1%		$221,625
Carnival Corporation	2,090	92,984
Water Transportation 0.9%		$92,984
CA Inc.	4,200	104,790
Intuit, Inc.*	3,500	110,635
Publishing Industries (except Internet) 2.0%		$215,425
Walt Disney Company	2,900	93,612
Motion Picture and Sound Recording Industries 0.9%		$93,612
News Corporations Inc. - Class A	4,800	98,352
Broadcasting (except Internet) 0.9%		$98,352
Comcast Corporation - Class A*	4,850	88,561
DirecTV Group, Inc.*	4,100	94,792
Telecom Services: 1.7%		$183,353
Electronic Data Systems Corporation	4,630	95,980
Data Processing, Hosting and Related Services 0.9%		$95,980
Keycorp	3,400	79,730
Hudson City Bancorp, Inc.	7,300	109,646
Credit Intermediation and Related Activities 1.8%		$189,376
Federated Investors Inc.	2,800	115,248
Janus Capital Group Inc.	3,980	130,743
Securities, Commodity Contracts, and Other Financial Investments 2.3%		$245,991
Prudential Financial, Inc.	1,200	111,648
The Travelers Companies, Inc.	2,100	112,980
Unumprovident Corporation	4,500	107,055
XL Capital LTD - Class A	2,000	100,620
Humana Incorporated*	2,220	167,188
ACE	1,800	111,204
Assurant, Inc.	2,000	133,800
Medco Health Solutions, Inc.*	1,400	141,960
Insurance Carriers and Related Activities: 9.4%		$986,455
American Capital Strategies	2,600	85,696
Prologis Trust	2,090	132,464
Developers Diversified Realty Corp	2,100	80,409
Host Hotels & Resorts, Inc.	5,500	93,720
Funds, Trusts, and Other Financial Vehicles 3.7%		$392,289
CB Richard Ellis Group, Inc.*	4,700	101,285
Real Estate 1.0%		$101,285
Fluor Corporation	900	131,148
Interpublic Group of Companies*	9,900	80,289
Time Warner Inc.	4,500	74,295
Biogen Idec Inc.*	1,700	96,764
Celgene Corp*	1,900	87,799
Novell Inc.*	14,000	96,180
Professional, Scientific, and Technical Services 5.4%		$566,475
Moody's Corporation	1,900	67,830
Administrative and Support Services 0.6%		$67,830
Allied Waste Industries, Inc.*	8,400	92,568
Waste Management and Remediation Services 0.9%		$92,568
Darden Restuarants Inc.	2,900	80,359
Food Services and Drinking Places 0.8%		$80,359
Total Common Stocks: 98.8%		$10,370,656
(Common Stock Identified Cost $9,694,034)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 3.51% yield **		121,532
Total Cash Equivalents: 1.2%		$121,532
(Cash Equivalents Identified Cost $121,532)
Total Portfolio Value: 100.0%		$10,492,188
(Total Portfolio Identified Cost $9,815,566)
Other Assets Less Liabilities: 0.0%		3,814
Total Net Assets: 100.0%		$10,496,002
*	Non-income producing security.
**	Variable rate security, the coupon rate shown represents the 30 day rate as of December 31, 2007.

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of December 31, 2007

Common Stocks	Shares	Dollar Value
Tyson Foods Incorporated	30,200	462,966
Animal Production 0.6%		$462,966
Chesapeake Energy Corporation	29,300	1,148,560
Plains Exploration & Production Company*	15,500	837,000
St. Mary Land and Exploration	14,600	563,706
W&T Offshore, Inc.	27,600	826,896
Oil and Gas Extraction 4.0%		$3,376,162
Massey Energy Company	24,200	865,150
Cleveland-Cliffs, Incorporated	9,000	907,200
Mining (except Oil and Gas) 2.1%		$1,772,350
Ensco International, Inc.	15,700	936,034
Global Industries LTD*	40,100	858,942
Helix Energy Solutions Group Inc.*	14,100	585,150
Helmerich & Payne, Incorporated	21,400	857,498
Noble Corporation	13,200	745,932
Patterson-Uti Energy, Inc.	20,700	404,064
Pride International*	17,500	593,250
Superior Energy Services, Inc.*	23,000	791,660
Tidewater Inc.	15,900	872,274
Support Activities for Mining 7.9%		$6,644,804
Atmos Energy Corporation	22,700	636,508
Constellation Energy Group	15,500	1,589,215
Dynegy Inc.*	73,500	524,790
Oneok, Inc.	12,700	568,579
Williams Companies Inc.	19,600	701,288
Utilities: 4.8%		$4,020,380
PepsiAmericas	17,400	579,768
Beverage and Tobacco Product Manufacturing 0.7%		$579,768
Crocs, Inc.*	13,800	507,978
Leather and Allied Product Manufacturing 0.6%		$507,978
Western Refining, Inc.	19,500	472,095
Petroleum and Coal Products Manufacturing 0.6%		$472,095
Airgas	12,200	635,742
Huntsman Corporation	30,700	788,990
Lubrizol Corporation	9,600	519,936
Chemical Manufacturing 2.3%		$1,944,668
United States Steel Corporation	9,000	1,088,190
Precision Castparts Corporation	6,300	873,810
Primary Metal Manufacturing 2.3%		$1,962,000
Ball Corporation	12,800	576,000
Crown Holdings Incorporated*	28,700	736,155
Fabricated Metal Product Manufacturing 1.6%		$1,312,155
National-Oilwell Varco Inc.*	16,000	1,175,360
Cummins Engine, Incorporated	19,000	2,420,030
Gardner Denver*	19,200	633,600
Kennametal, Incorporated	15,800	598,188
Manitowoc Company, Inc.	23,600	1,152,388
Parker Hannifin Corporation	16,500	1,242,615
SPX Corporation	7,500	771,375
Lam Research Corporation*	28,000	1,210,440
Sunpower Corporation - Class A*	5,300	691,067
Varian Semiconductor Equipment*	16,700	617,900
Machinery Manufacturing 12.6%		$10,512,963
L-3 Communications Holdings Inc	10,000	1,059,400
US Cellular Corp*	9,200	775,192
PerkinElmer, Inc.	23,000	598,460
AVX Corporation	47,200	633,424
Cypress Semiconductor*	26,400	951,192
Dolby Laboratories Inc.*	32,900	1,635,788
Harris Corporation	13,400	839,912
MEMC Electronic Materials Inc.*	23,800	2,106,062
Navteq	17,700	1,338,120
NVIDIA Corp*	32,400	1,102,248
Sanmina Corporation*	320,000	582,400
Trimble Navigation Limited*	17,400	526,176
Western Digital Corporation*	58,500	1,767,285
Computer and Electronic Product Manufacturing: 16.7%		$13,915,659
Ciena Corporation*	16,400	559,404
Commscope*	11,600	570,836
Electrical Equipment, Appliance, and Component Manufacturing 1.4%		$1,130,240
Trinity Industries	20,700	574,632
Oshkosh Truck Corporation	10,500	496,230
Transportation Equipment Manufacturing 1.3%		$1,070,862

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of December 31, 2007

Common Stocks	Shares	Dollar Value
Steelcase, Inc.	46,000	730,020
Furniture and Related Product Manufacturing 0.9%		$730,020
Kinetic Concepts*	10,500	562,380
Miscellaneous Manufacturing 0.7%		$562,380
Reliance Steel & Aluminum Co.	19,100	1,035,220
Amerisourcebergen Corporation	20,000	897,400
Wholesale Trade 2.3%		$1,932,620
Wesco International*	14,400	570,816
Avnet Inc.*	16,500	577,005
Ingram Micro, Inc.*	30,900	557,436
Merchant Wholesalers, Durable Goods 2.0%		$1,705,257
Tech Data Corporation*	16,400	618,608
Wholesale Electronic Markets and Agents and Brokers 0.7%		$618,608
Dick's Sporting Goods, Inc.*	25,000	694,000
Sporting Goods, Hobby, Book, and Music Stores 0.8%		$694,000
Big Lots, Inc.*	21,600	345,384
BJs Wholesale Club, Inc.*	18,500	625,855
General Merchandise Stores 1.2%		$971,239
MSC Industrial Direct	12,300	497,781
Nonstore Retailers 0.6%		$497,781
UAL Corporation*	25,800	920,028
Air Transportation 1.1%		$920,028
CSX Corporation	15,000	659,700
Kansas City Southern Industries*	17,500	600,775
Rail Transportation 1.5%		$1,260,475
Activision*	27,200	807,840
Publishing Industries (except Internet) 1.0%		$807,840
Regal Entertainment Group	29,400	531,258
Motion Picture and Sound Recording Industries 0.6%		$531,258
Telephone and Data Systems, Inc.	14,300	896,467
Echostar Communications*	17,800	671,416
WebMd Health Corp.*	15,900	653,013
Information 2.6%		$2,220,896
Liberty Global Inc. - Series A*	16,200	634,878
Broadcasting (except Internet) 0.8%		$634,878
Electronic Data Systems Corp	30,500	632,265
Data Processing, Hosting and Related Services 0.8%		$632,265
Mastercard, Inc.	4,500	968,400
Hudson City Bancorp, Inc.	60,000	901,200
Americredit Corporation*	34,125	436,459
First Marblehead Corporation	14,100	215,730
Eaton Vance Corp.	16,500	749,265
Federated Investors, Inc.	15,400	633,864
Intercontinental Exchange, Inc.*	5,100	981,750
Janus Capital Group Inc.	19,200	630,720
Securities, Commodity Contracts, and Other Financial Investments 6.6%		$5,517,388
Health Net Inc.*	12,500	603,750
Humana Incorporated*	9,800	738,038
Assurant, Inc.	11,600	776,040
Axis Capital Holdings Limited	15,600	607,932
HCC Insurance Holdings Inc	24,375	699,075
Philadelphia Consol*	16,300	641,405
W.R. Berkley Corporation	33,750	1,006,087
XL Capital LTD - Class A	8,000	402,480
Insurance Carriers and Related Activities: 6.5%		$5,474,807
Weingarten Realty Investors	13,900	437,016
American Capital Strategies	20,450	674,032
Colonial Prop Trust	19,100	432,233
Host Hotels & Resorts, Inc.	25,100	427,704
Prologis Trust	9,500	602,110
Funds, Trusts, and Other Financial Vehicles 3.1%		$2,573,095
Jones Lang LaSalle Incorporated	7,900	562,164
Real Estate 0.7%		$562,164
United Rentals Incorporated*	22,600	414,936
Aircastle Ltd.	19,200	505,536
Rental and Leasing Services 1.1%		$920,472

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of December 31, 2007

Common Stocks	Shares	Dollar Value
Synopsys, Inc.*	24,800	643,064
Millenium Pharmaceuticals*	62,700	939,246
Clear Channel Outdoor Holdings, Inc.*	25,800	713,628
Professional, Scientific, and Technical Services 2.7%		$2,295,938
Harsco Corporation	12,700	813,689
Waste Management and Remediation Services 1.0%		$813,689
Brinker International, Inc.	30,750	601,470
Food Services and Drinking Places 0.7%		$601,470
Total Common Stocks: 99.5%		$83,163,618
(Common Stock Identified Cost $68,850,564)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 3.51% yield **		318,784
Total Cash Equivalents: 0.4%		$318,784
(Cash Equivalents Identified Cost $318,784)
Total Portfolio Value: 99.9%		$83,482,402
(Total Portfolio Identified Cost $69,169,348)
Other Assets Less Liabilities: 0.1%		$80,492
Total Net Assets: 100.0%		$83,562,894
*	Non-income producing security
**	Variable rate security, the coupon rate shown represents the 30 day rate as of December 31, 2007.

The accompanying notes are an integral part of these financial statements.

DISCIPLINED SMALL-CAP FUND
Portfolio of Investments as of December 31, 2007

Common Stocks	Shares	Dollar Value
Pilgrim's Pride	2,300	66,585
Animal Production 0.7%		$66,585
Bois D'Arc Energy, Inc.*	3,900	77,415
Clayton Williams Energy, Inc.*	2,700	84,132
GMX Resources Inc.*	2,400	77,472
Gulfport Energy Corporation*	4,300	78,518
Rosetta Resources, Inc.*	3,500	69,405
Swift Energy Company*	1,700	74,851
Oil and Gas Extraction 4.7%		$461,793
Dawson Geophysical Company*	1,000	71,460
Support Activities for Mining 0.7%		$71,460
ITC Holdings Corporation	1,400	78,988
The Laclede Group, Inc.	2,000	68,480
Utilities: 1.5%		$147,468
Emcor Group, Inc.*	2,800	66,164
Perini Corporation*	3,000	124,260
Construction 1.9%		$190,424
Opnext, Inc.*	7,200	63,720
Dycom Industries*	2,900	77,285
Specialty Trade Contractors 1.4%		$141,005
Darling Int'l*	13,700	158,372
Sanderson Farms, Inc.	1,900	64,182
Food Manufacturing 2.3%		$222,554
Perry Ellis Int'l*	3,500	53,830
Apparel Manufacturing 0.5%		$53,830
DSW Inc.*	1,650	30,954
Leather and Allied Product Manufacturing 0.3%		$30,954
CF Industries Holdings, Inc.	1,400	154,084
Schulman (A.) Inc.	3,700	79,735
Terra Industries, Inc.*	4,700	224,472
Mannatech Incorporated	3,300	20,856
Cubist Pharmaceuticals, Inc.*	3,300	67,683
Cypress Bioscience*	6,500	71,695
K-V Pharmaceutical Company - Class A*	3,400	97,036
Obagi Medical Products, Inc.*	3,600	65,988
XOMA Ltd.*	19,600	66,444
Chemical Manufacturing 8.6%		$847,993
Polyone Corporation*	5,240	34,479
Plastics and Rubber Products Manufacturing 0.4%		$34,479
Brush Wellman Incorporated*	2,800	103,656
Apogee Enterprises, Inc.	3,000	51,330
Nonmetallic Mineral Product Manufacturing 1.6%		$154,986
Kaiser Aluminum Corporation	1,200	95,376
Encore Wire Corporation	3,500	55,720
Superior Essex Inc.*	2,900	69,600
Primary Metal Manufacturing 2.2%		$220,696
Greif Brothers Corporation	1,340	87,596
Barnes Group Incorporated	3,500	116,865
Sun Hydraulics Corporation	3,100	78,213
Fabricated Metal Product Manufacturing 2.9%		$282,674
Astec Industries*	1,400	52,066
Gulf Island Fabrica	2,000	63,420
Oil States International, Inc.*	1,140	38,897
Asyst Technology*	12,700	41,402
Kulicke & Soffa Industries, Inc.*	11,500	78,890
Machinery Manufacturing 2.8%		$274,675
CPI International, Inc.*	4,400	75,240
LSI Industries Incorporated	3,700	67,340
Stoneridge*	7,300	58,692
Amkor Technology*	9,900	84,447
Anadigics, Inc.*	9,400	108,758
Gerber Scientific, Incorporated*	7,300	78,840
Interwoven*	7,800	110,916
Methode Electron “A”	6,200	101,928
Pericom Semiconductor Corporation*	9,600	179,520
RF Micro Devices, Inc.*	9,900	56,529
Technitrol Inc.	4,100	117,178
TTM Technologies, Inc.*	8,300	96,778
Vocus, Inc.*	3,600	124,308
Computer and Electronic Product Manufacturing: 12.8%		$1,260,474
Smith Corporation, A.O.	1,070	37,504
Electrical Equipment, Appliance, and Component Manufacturing 0.4%		$37,504

The accompanying notes are an integral part of these financial statements.

DISCIPLINED SMALL-CAP FUND
Portfolio of Investments as of December 31, 2007

Common Stocks	Shares	Dollar Value
American Railcar Industries, Inc.	3,800	73,150
Greenbrier Company Inc.	2,600	57,876
Heico Company	2,200	119,856
Force Protection, Inc.*	7,100	33,228
G-III Apparel Group, Ltd.*	5,300	78,281
Transportation Equipment Manufacturing 3.7%		$362,391
Knoll, Inc.	3,500	57,505
Furniture and Related Product Manufacturing 0.6%		$57,505
Jakks Pacific, Inc.*	3,100	73,191
Align Technology*	3,200	53,376
Cynosure, Inc.*	2,600	68,796
Medical Action Inds*	3,200	66,720
Miscellaneous Manufacturing 2.7%		$262,083
Immersion Corporation*	5,500	71,225
Sigma Designs, Inc.*	3,400	187,680
Wholesale Trade 2.6%		$258,905
Core-Mark Holding Company, Inc.*	2,200	63,184
Merchant Wholesalers, Nondurable Goods 0.6%		$63,184
Matrix Service*	4,600	100,372
Furniture and Home Furnishings Stores 1.0%		$100,372
Winn-Dixie Stores, Inc.*	3,800	64,106
Food and Beverage Stores 0.7%		$64,106
Rush Enterprises, Inc. -- Class A*	5,910	107,444
FTD Group, Inc.	4,400	56,672
Miscellaneous Store Retailers 1.7%		$164,116
1-800-Flowers.Com*	11,500	100,395
Nonstore Retailers 1.0%		$100,395
Pinnacle Airlines*	4,400	67,100
Air Transportation 0.7%		$67,100
TBS International Ltd.*	2,500	82,650
Water Transportation 0.8%		$82,650
Gulfmark Offshore, Inc.*	1,500	70,185
Support Activities for Transportation 0.7%		$70,185
ABX Air Incorporated*	15,600	65,208
Couriers and Messengers 0.7%		$65,208
Chordiant Software*	7,100	60,705
Interactive Intelligence, Inc.*	3,800	100,130
Vasco Data Security International, Inc.*	3,900	108,888
Publishing Industries (except Internet) 2.7%		$269,723
Ibasis, Inc.	10,600	54,378
Mastec, Inc.*	5,000	50,850
Novatel Wireless*	4,100	66,420
Oplink Communications, Inc.*	4,650	71,377
Phase Forward*	4,200	91,350
Cybersource Corporation*	11,192	198,882
Vignette Corporation*	4,000	58,440
Information 6.0%		$591,697
Synchronoss Technologies, Inc.*	2,300	81,512
Telecommunications 0.8%		$81,512
Advanta Corp.	2,160	17,431
Banco Latinoamericano De Exportaciones, S.A. Class E Common Stock**	4,300	70,133
Cash America International	2,500	80,750
Compucredit*	4,000	39,920
Credit Intermediation and Related Activities 2.1%		$208,234
GLG Partners, Inc.*	5,200	70,720
Cohen & Steers, Inc.	2,500	74,925
Evercore Partners Inc.	3,300	71,115
Gamco Investors Inc.	1,300	89,960
Marketaxess Holdings, Inc.*	4,700	60,301
Securities, Commodity Contracts, and Other Financial Investments 3.7%		$367,021
Amtrust Financial Services, Inc.	5,700	78,489
Crawford And Company - Class B	13,300	55,195
First Mercury Financial Corporation*	3,500	85,400
Seabright Insurance Holdings*	4,900	73,892
Universal Amer Financial*	3,200	81,888
Molina Healthcare*	2,400	92,880
Insurance Carriers and Related Activities: 4.8%		$467,744
Ashford Hospitality Trust	8,900	63,991

The accompanying notes are an integral part of these financial statements.

DISCIPLINED SMALL-CAP FUND
Portfolio of Investments as of December 31, 2007

Common Stocks	Shares	Dollar Value
MCG Capital	3,800	44,042
National Retail Properties, Inc.	2,900	67,802
Nationwide Health Properties	2,800	87,836
Strategic Hotels & Resorts, Inc.	3,600	60,228
Funds, Trusts, and Other Financial Vehicles 3.3%		$323,899
Agree Realty Corporation	2,300	69,230
Hersha Hospitality Trust	7,200	68,400
Real Estate 1.4%		$137,630
Network Equipment*	7,000	58,940
Rental and Leasing Services 0.6%		$58,940
Baker (Michael) Corporation*	1,700	69,870
CBIZ, Inc. (Formerly Century Business Services)*	6,700	65,727
Diamond Management & Technology Consultants, Inc.	7,000	50,890
Omnicell*	3,000	80,790
Igate*	9,000	76,230
JDA Software Group*	3,600	73,656
Ultimate Software*	2,900	91,263
Professional, Scientific, and Technical Services 5.2%		$508,426
On Assignment, Inc.*	7,800	54,678
Spherion Corporation*	9,300	67,704
Administrative and Support Services 1.2%		$122,382
Sun Healthcare Group, Inc.*	6,900	118,473
Nursing and Residential Care Facilities 1.2%		$118,473
Providence Service Corporation*	2,600	73,164
Social Assistance 0.8%		$73,164
Premier Exhibitions Inc*	5,000	54,700
Museums, Historical Sites, and Similar Institutions 0.6%		$54,700
Allis-Chalmers Energy Inc.*	3,900	57,525
Repair and Maintenance 0.6%		$57,525
Home Solutions Of America, Inc.*	24,700	24,700
Administration of Environmental Quality Programs 0.3%		$24,700
Total Common Stocks: 98.5%		$9,683,524
(Common Stock Identified Cost $9,535,172)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 3.51% yield ***		154,588
Total Cash Equivalents: 1.6%		$154,588
(Cash Equivalents Identified Cost $154,588)
Total Portfolio Value: 100.1%		$9,838,112
(Total Portfolio Identified Cost $9,689,760)
Liabilities in Excess of Other Assets: -0.1%		$(5,679)
Total Net Assets: 100.0%		$9,832,433
*	Non-income producing security
**	American Depository Receipt.
***	Variable rate security, the coupon rate shown represents the 30 day rate as of December 31, 2007.

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of December 31, 2007

Common Stocks	Shares	Dollar Value
American Financial Realty Trust	10,000	80,200
Apartment Investment and Management, Co. - A	6,900	239,637
Avalon Bay Communities, Inc.	4,792	451,119
BRE Properties, Inc. Class A	3,500	141,855
Camden Property Trust	3,500	168,525
Cousins Properties Inc. REIT	4,000	88,400
Equity Residential Properties Trust	15,450	563,461
Essex Property Trust, Inc.	1,870	182,306
Home Properties of NY	2,000	89,700
United Dominion Realty Trust, Inc.	10,000	198,500
Total Apartments: 16.4%		$2,203,703
Lexington Corporate Properties Trust	6,000	87,240
Vornado Realty Trust	7,300	642,035
Total Diversified: 5.4%		$729,275
Lasalle Hotel	5,500	175,450
Total Financial Services: 1.3%		$175,450
Health Care Property Investors	11,800	410,404
Health Care Reit	6,200	277,078
Total Health Care: 5.1%		$687,482
Host Hotels and Resorts	31,397	535,005
Hospitality Property	5,800	186,876
Health Care Realty Trust, Inc.	2,800	71,092
Senior Housing Properties Trust	6,500	147,420
Starwood Hotels & Resorts Worldwide, Inc.	2,600	114,478
Total Lodging and Hotels: 7.8%		$1,054,871
Plum Creek Timber Co., Inc.	11,000	506,440
Total Materials: 3.8%		$506,440
Alexandria Real Estate	3,000	305,010
AMB Property Corporation	5,700	328,092
Boston Properties, Inc.	6,675	612,832
Biomed Realty Trust	9,000	208,530
Duke Realty Corp.	12,860	335,389
Mack-Cali Realty Trust	4,795	163,030
Kilroy Realty Corporation	3,545	194,833
Liberty Property Trust	6,861	197,665
Prologis Trust	12,380	784,644
Total Office and Industrial: 23.3%		$3,130,025
CBL & Associates Properties	6,000	143,460
National Retail Properties Inc.	13,000	303,940
Developers Diversified Realty Corp	8,325	318,764
Equity One	7,000	161,210
General Growth Properties	12,705	523,192
Kimco Realty Corporation	15,767	573,919
Macerich Company	3,330	236,630
Regency Centers Corporation	5,575	359,532
Simon Property Group, Inc.	10,788	937,046
Tanger Factory Outlet Centers	4,100	154,611
SL Green Realty Corp	2,367	221,220
Weingarten Realty Investors	5,413	170,185
Total Retail: 30.5%		$4,103,709
Public Storage, Inc.	9,600	704,736
Total Storage: 5.2%		$704,736
Total Common Stocks: 98.8%		$13,295,691
(Common Stock Identified Cost $7,564,499)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 3.51% yield *		34,692
Total Cash Equivalents: 0.3%		$34,692
(Cash Equivalents Identified Cost $34,692)
Total Portfolio Value: 99.1%		$13,330,383
(Total Portfolio Identified Cost $7,599,191)
Other Assets Less Liabilities: 0.9%		$124,243
Total Net Assets: 100.0%		$13,454,626
*	Variable rate security, the coupon rate shown represents the 30 day rate as of December 31, 2007.

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2007

Fixed Income Securities – Bonds	Face	Dollar Value
American Express, 4.875%, 7/15/13	1,400,000	1,391,635
Bank of America Subordinated, 5.420%, 3/15/17	1,000,000	968,022
Branch Banking & Trust Subordinated, 5.625%, 9/15/16	1,500,000	1,469,935
Fifth Third Bank Subordinated Notes, 5.450%, 01/15/17	1,230,000	1,177,677
Citigroup Incorporated Subordinated Notes, 5.000%, 9/15/14	1,500,000	1,431,263
Citigroup Incorporated Unsecured Notes, 5.250%, 2/27/12	1,500,000	1,512,967
Bank One Corp. Subordinated Notes, 5.900%, 11/15/11	1,000,000	1,039,219
Bank One Corp., 9.875%, 3/01/09	250,000	262,790
Comerica Bank Subordinated Note, 6.875%, 3/01/08	250,000	250,640
Wachovia Corporation, 6.375%, 1/15/09	820,000	833,399
Wachovia Corporation, 6.400%, 04/01/08	113,000	113,409
Key Bank NA Subordinated Notes, 5.700%, 08/15/12	1,560,000	1,617,165
Wells Fargo Company Subordinated Notes, 4.950%, 10/16/13	1,400,000	1,391,809
Crestar Financial Corp Subordinated Notes, 6.500%, 1/15/08	500,000	500,433
US Bank NA Notes, 6.375%, 8/01/11	1,400,000	1,469,469
Wachovia Corporation Subordinated Notes, 5.250%, 8/01/14	800,000	783,261
US Bank NA Notes, 5.700%, 12/15/08	566,000	573,210
Credit Intermediation and Related Activities 16.1%		$16,786,303
Bank One Corp., 5.250%, 1/30/13	500,000	499,079
Legg Mason Senior Notes, 6.750%, 7/02/08	500,000	503,675
Morgan Stanley Notes, 5.050%, 1/21/11	1,000,000	1,000,586
Morgan Stanley Dean Witter Notes, 3.625%, 4/01/08	1,000,000	995,827
Morgan Stanley Subordinated Notes, 4.750%, 4/01/14	500,000	469,046
Securities, Commodity Contracts, and Other Financial Investments 3.3%		$3,468,213
Allstate Corp, 7.200%, 12/1/09	1,005,000	1,059,907
Genworth Financial, 4.750%, 6/15/09	1,000,000	1,000,994
Lincoln National Corporation Notes, 6.500%, 3/15/08	1,000,000	1,003,082
Insurance Carriers and Related Activities 3.0%		$3,063,983
Equity Residential Properties Notes 6.950%, 3/02/11	525,000	550,754
Funds, Trusts, and Other Financial Vehicles 0.5%		$550,754
Federal Home Loan Bank, 4.50%, 2/15/08	2,000,000	1,999,708
Federal Home Loan Bank, 5.375%, 5/18/16	1,250,000	1,340,022
Federal Home Loan Mortgage Corp., 3.75%, 2/25/09	475,000	474,345
Federal Home Loan Mortgage Corp., 4.75%, 1/19/16	2,000,000	2,066,696
Federal Home Loan Mortgage Corp., 6.125%, 5/23/16	3,000,000	3,023,235
Federal National Mortgage Assoc., 5.375%, 2/01/10	1,000,000	1,001,163
Federal National Mortgage Assoc., 4.200%, 5/04/09	2,000,000	2,012,296
Federal Home Loan Mortgage Corp., 5.125%, 7/15/12	1,000,000	1,052,175
Tennessee Valley Authority, 5.625%, 01/18/11	2,000,000	2,103,612
Tennessee Valley Authority, 6.000%, 3/15/13	2,875,000	3,129,001
Federal Farm Credit Bank, 4.500%, 10/17/12	1,115,000	1,142,425
Federal Farm Credit Bank, 4.785%, 1/17/17	1,730,000	1,777,990
United States Government Agency Obligations: 20.3%		$21,122,668
United States Treasury Note, 4.000%, 2/15/15	2,500,000	2,536,135
United States Treasury Note, 4.625%, 3/31/08	2,500,000	2,509,180
United States Treasury Note, 4.125%, 8/31/12	3,000,000	3,089,766
United States Treasury Note, 4.750%, 8/15/17	3,000,000	3,169,455
United States Treasury Note, 4.375%, 8/15/12	1,000,000	1,043,907
United States Treasury Bond, 4.500%, 2/15/16	2,500,000	2,602,930
United States Treasury Note, 4.625%, 11/15/16	1,500,000	1,571,369
United States Treasury Note, 4.125%, 5/15/15	3,000,000	3,059,766
United States Treasury Note, 4.250%, 8/15/13	2,500,000	2,591,993
United States Treasury Note, 4.75%, 5/15/14	3,200,000	3,403,750
United States Government Obligations: 24.6%		$25,578,251
Hershey Foods, 6.95%, 8/15/12	1,055,000	1,155,797
Food Manufacturing 1.1%		$1,155,797

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2007

Fixed Income Securities – Bonds	Face	Dollar Value
Procter and Gamble Company Senior Notes, 4.950%, 8/15/14	2,340,000	2,374,566
Chemical Manufacturing 2.3%		$2,374,566
General Electric Capital Corp., 5.000%, 2/01/13	2,500,000	2,534,623
General Electric Capital Corp., 5.400%, 2/15/17	500,000	506,426
General Electric Capital Corp., 6.000%, 6/15/12	600,000	629,615
General Electric Capital Corp. FRN, 4.83945%, 5/30/08**	500,000	495,712
Machinery Manufacturing 4.0%		$4,166,376
Danaher Corporation Notes, 6.000%, 10/15/08	500,000	503,144
Dover Corp., 6.250%, 6/01/08	500,000	501,487
Computer and Electronic Product Manufacturing 1.0%		$1,004,631
Honeywell, Inc., 7.125%, 4/15/08	400,000	402,231
Transportation Equipment Manufacturing 0.4%		$402,231
Lowes Companies, Inc., 8.250%, 6/01/10	500,000	546,575
Building Material and Garden Equipment and Supplies Dealers 0.5%		$546,575
Target Corporation Notes, 6.350%, 1/15/11	1,000,000	1,048,311
General Merchandise Stores 1.0%		$1,048,311
IBM Corp. 5.400%, 10/01/08	500,000	502,834
Professional, Scientific, and Technical Services 0.5%		$502,834
McDonald's Corp., 5.950%, 1/15/08	425,000	425,148
Food Services and Drinking Places 0.4%		$425,148
Freddie Mac 15 Year Gold, 7.000%, 3/01/11	6,693	6,872
Freddie Mac MBS ADJ. RATE, 4.299%, 4/01/33	710,373	717,017
Freddie Mac GOLD MBS 5 YR, 4.500%, 12/01/09	570,691	568,750
Freddie Mac MBS, 8.000%, 6/01/30	11,865	12,710
Freddie Mac CMO Series 2617 Class DN 4.500%, 10/15/30	900,000	862,606
FHLMC, CMO Pool 2513 Class VK 5.500%, 9/15/13	1,199,233	1,215,568
FHLMC, CMO Pool 2877 Class AL 5.000%, 10/15/24	2,500,000	2,434,435
Freddie Mac CMO Series 2985 Class GE 5.500%, 06/15/25	1,000,000	996,532
FHLMC, CMO Pool 3098 Class KE, 5.500%, 09/15/34	1,650,000	1,645,012
Freddie Mac CMO Series 3287 Class GC 5.500%, 08/15/34	1,150,000	1,153,363
Fannie Mae MBS, Series 253300, 7.500%, 5/01/20	17,807	19,047
Fannie Mae 30 YR MBS, 6.000%, 8/01/34	2,257,490	2,297,328
Ginnie Mae Pool 781397, 5.500%, 2/15/17	242,004	245,631
Ginnie Mae CMO Pool 2003-70 Class TE, 5.500%, 2/20/33	2,500,000	2,494,207
Ginne Mae Pool 2658, 6.500%, 10/20/28	121,471	126,076
Ginnie Mae GNMA II Pool 2945, 7.500%, 7/20/30	22,607	24,035
Ginnie Mae Pool 780400, 7.000%, 12/15/25	15,374	16,337
Ginnie Mae Pool 780420, 7.500%, 8/15/26	8,076	8,628
Government Agency Obligations - Mortgage Backed Securities: 14.2%		$14,844,154
Georgia Power Company Senior Notes, 5.125%, 11/15/12	275,000	278,534
Bellsouth Communications, 5.875%, 1/15/09	500,000	504,881
Florida Power & Light Group Capital, 7.375%, 6/01/09	500,000	518,406
Georgia Power Company, 5.250%, 12/15/15	1,000,000	1,002,609
GTE Corporation, 7.51%, 4/01/09	600,000	617,553
National Rural Utilities Collateral Trust, 4.375%, 10/01/10	1,500,000	1,496,922
Utility: 4.2%		$4,418,905
Total Fixed Income - Bonds: 97.4%		$101,459,700
(Fixed Income Identified Cost $99,482,423)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 3.51% yield *		1,383,436
Total Cash Equivalents: 1.3%		$1,383,436
(Cash Equivalents Identified Cost $1,383,436)
Total Portfolio Value: 98.7%		$102,843,136
(Total Portfolio Identified Cost $100,865,859)
Other Assets Less Liabilities: 1.3%		$1,344,240
Total Net Assets: 100.0%		$104,187,376
*	Variable rate security, the coupon rate shown represents the 30 day rate as of December 31, 2007.
**	Variable rate security, the coupon rate shown represents the rate as of December 31, 2007.
(A)	Abbreviations:
FHLMC:	Federal Home Loan Mortgage Corporation

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2007

Municipal Income Securities – Bonds	Face	Dollar Value
Akron, OH, Refunding, 5.000%, 12/1/12	200,000	213,602
Cincinnati, OH, General Obligation, 5.000%, 12/01/17	75,000	81,202
Columbus, OH, Series 2, 5.00%, 6/15/10	100,000	103,783
Columbus, OH, Tax Increment Financing,
(AMBAC Insured), 4.900%, 12/01/11	150,000	155,357
Dayton, OH, General Obligation (AMBAC Insured), 4.450%, 12/01/12	100,000	102,826
Gahanna , OH, (AMBAC Insured), 5.000%, 12/01/18	400,000	430,528
Mentor, OH, General Obligation (MBIA Insured), 5.0000%, 12/01/15	140,000	152,877
Youngstown, OH, (AMBAC Insured), 5.100%, 12/01/11	100,000	106,774
General Obligation - City: 11.7%		$1,346,949
Belmont County, OH
(MBIA Insured), 4.500%, 12/01/11	155,000	160,186
Knox County, OH, 4.750%, 12/01/09	60,000	61,288
General Obligation - County: 1.9%		$221,474
State of Ohio, 4.000%, 6/15/10 Common Schools - Series A	60,000	61,248
State of Ohio, 5.000%, 3/15/17 Common Schools - Series C	120,000	127,942
State of Ohio, 5.000%, 3/01/15	385,000	412,774
State of Ohio General Obligation, 4.500%, 5/01/19	500,000	517,785
State of California, 4.000%, 11/01/09	250,000	253,998
Ohio State Unlimited Common School Facilities, 4.500%, 6/15/17	100,000	103,273
General Obligation - State: 12.9%		$1,477,020
Bowling Green State University, (FGIC Insured), 5.000%, 6/01/08	155,000	156,223
University of Cincinnati, Certificate of Participation, 5.750%, 12/01/11	25,000	27,237
University of Cincinnati General Receipts Revenue, 5.000%, 06/01/20	250,000	270,277
Higher Education: 4.0%		$453,737
Hamilton County, OH, Hospital Children's Hospital Medical Center, (MBIA Insured), 5.250%, 5/15/10	100,000	102,754
Lorain County, OH, Revenue Bond, Catholic Healthcare Partners Project (AMBAC Insured), 5.200%, 09/01/10	100,000	104,741
Montgomery County, OH Hospital (Prerefunded), 5.650%, 12/01/12	35,000	36,700
Huron County OH Hospital Facility
Revenue Fisher-titus Medical Center 5.000%, 12/01/11	200,000	207,896
Montgomery County, OH Hospital (Prerefunded), 5.500%, 12/01/10	100,000	104,581
Hospital/Health: 4.9%		$556,672
Cleveland Ohio Public Power System Revenue, 5.500% due 11/15/13	100,000	107,690
Hamilton, OH Electric, (FSA Insured), 3.60%, 10/15/10	200,000	202,692
Ohio Muni Generation Agency (AMBAC Insured), 5.000%, 2/15/17	325,000	346,086
Revenue Bonds - Electric: 5.7%		$656,468
Butler County, OH, Transportation
Improvement, (FSA Insured), 5.500%, 4/01/09	100,000	102,600
Revenue Bond - Transportation: 0.9%		$102,600
Butler, OH, Waterworks System, (FSA Insured), 4.400% 12/01/10	100,000	102,974
Cleveland Ohio Waterworks Prerefunded to 01/01/2008 @ 101 (FSA Insured) 5.250%, 01/01/10	55,000	55,550
Cleveland Ohio Waterworks Unrefunded Portion (FSA Insured) 5.250%, 01/01/10	45,000	45,528
Green County, OH Sewer System Revenue (AMBAC Insured) 5.000%, 12/01/18	145,000	156,066
Cleveland, OH, Waterworks Revenue, Series G (MBIA Insured), 5.500%, 1/01/13	150,000	158,449
East Muskingum, OH Water District, Water Resource Revenue,
(AMBAC Insured), 4.500%, 12/01/12	200,000	211,546
Montgomery County, OH, Solid Waste, (MBIA Insured), 5.125%, 11/01/08	50,000	50,083
Nashville and Davidson, TN 7.700%, 01/01/12	25,000	27,473
State of Ohio Water Development Authority Revenue, 5.000%, 06/01/13	250,000	270,630
Revenue Bond - Water & Sewer: 9.4%		$1,078,299
Cleveland Ohio Parking Facilities Revenue (FSA Insured),
4.000%, 9/15/15	150,000	154,608
Cleveland Ohio Non Tax Revenue Stadium Project (AMBAC Insured), 5.000%, 12/01/14	400,000	436,524
Special Obligation Bonds: 5.2%		$591,132

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2007

Municipal Income Securities – Bonds	Face	Dollar Value
Cleveland, OH, Municipal School District, (FGIC Insured), 5.000%, 12/01/20	140,000	145,862
Columbus, OH, Linden Elementary Construction (FSA Insured), 5.500%, 12/01/21	100,000	108,537
Dayton , OH, City School District, (FGIC Insured), 3.250%, 12/01/10	100,000	100,163
Delaware, OH, City School District, GO (MBIA Insured), 5.000%, 12/01/20	250,000	265,105
Fairfield, OH, (FGIC Insured), 0.000%, 12/01/11*	100,000	87,084
Girard, OH City School District (FSA Insured), 3.850%, 12/01/10	245,000	250,821
Green Local, OH, (AMBAC Insured) Insured, 4.600%, 12/01/11	100,000	101,634
Kings Local, OH, 6.350%, 12/01/12	15,000	16,934
Kings Local, OH, 6.400%, 12/01/13	150,000	173,031
Chillicothe, OH City School District GO (FGIC Insured) 4.000%, 12/01/18	300,000	298,155
Loveland, OH, 4.400%, 12/01/08	100,000	101,333
Mason, OH City Schools (FGIC Insured) 5.000%, 12/01/15	135,000	147,417
Sycamore, OH, Community (AMBAC Insured), 4.600%, 12/01/11	100,000	101,151
Sycamore Ohio Community School District General Obligation, 4.375%, 12/01/18	400,000	414,476
Sycamore, OH, Community Unlimited, 5.375%, 12/01/13	125,000	137,407
School District: 21.4%		$2,449,110
Ohio State Building Authority, Adult Correctional-Series A, 5.500%, 10/01/10	100,000	105,174
Ohio State Dept of Administrative Services Certificate of Participation (MBIA Insured), 5.000%, 09/01/11	255,000	269,994
Ohio State Building Authority, Juvenile Correction Facilities, 4.375%, 10/01/12	100,000	102,611
Ohio State Building, 5.000%, 10/01/14	420,000	457,783
State of Ohio Cultural Facilities Revenue (FSA Insured) 5.000% Due 10/01/12	250,000	268,728
Ohio State Housing Finance Authority (GNMA Insured) Collateral, 5.100%, 9/01/17	95,000	96,056
State of Ohio Building Authority (FGIC Insured), 5.000%, 10/01/17	420,000	458,905
State of Ohio Parks and Recreation Bonds, 4.350%, 12/01/11	100,000	103,167
State of Ohio Parks and Recreation Capital Facilities, (FSA Insured) 5.250%, 2/01/18	315,000	343,501
Ohio State Public Facilities Commission, (MBIA Insured), 4.700%, 06/01/11	100,000	100,721
State Agency: 20.0%		$2,306,640
Total Fixed Income - Municipal Bonds: 98.0%		$11,240,101
(Municipal Bonds Identified Cost $11,040,078)
Cash Equivalents
Federated Ohio Municipal Cash Trust 2.98% yield**		126,265
Total Cash Equivalents: 1.1%		$126,265
(Cash Identified Cost $126,265)
Total Portfolio Value: 99.1%		$11,366,366
(Total Portfolio Identified Cost $11,166,343)
Other Assets Less Liabilities: 0.9%		$99,272
Total Net Assets: 100.0%		$11,465,638
*	Non-income producing security.
**	Variable rate security, the coupon rate shown represents the 30 day rate as of December 31, 2007.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2007

STATEMENT OF ASSETS AND LIABILITIES

	Equity Income Fund	Growth Fund	Dynamic Growth Fund	Disciplined Large-Cap Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund
Assets:
Investment Securities at Market Value*	$20,859,646	$53,074,081	$11,965,911	$10,492,188	$83,482,402	$9,838,112
Dividends and Interest Receivable	$32,286	$45,814	$3,459	$12,155	$170,923	$8,190
Fund Shares Sold Receivable	$97,268	$3,457	$25,293	$250	$13,749	$362
Total Assets	$20,989,200	$53,123,352	$11,994,663	$10,504,593	$83,667,074	$9,846,664
Liabilities:
Accrued Management Fees	$16,214	$42,726	$9,614	$8,591	$68,080	$8,055
Fund Shares Redeemed Payable	$300	$30,109	$100	$0	$36,100	$6,176
Total Liabilities	$16,514	$72,835	$9,714	$8,591	$104,180	$14,231
Net Assets	$20,972,686	$53,050,517	$11,984,949	$10,496,002	$83,562,894	$9,832,433
Net Assets Consist of:
Paid in Capital (see accompanying note #2)	$19,640,910	$44,843,354	$11,487,353	$9,918,352	$69,248,399	$10,162,905
Accumulated Undistributed Net Investment Income	$134	$421	$0	$151	$1,069	$0
Accumulated Undistributed Net Realized Gain/(Loss) from Security Transactions	$32,047	$455	$30,357	$(99,123)	$372	$(478,824)
Net Unrealized Gain on Investments	$1,299,595	$8,206,287	$467,239	$676,622	$14,313,054	$148,352
Net Assets	$20,972,686	$53,050,517	$11,984,949	$10,496,002	$83,562,894	$9,832,433
Shares Outstanding (Unlimited Amount Authorized)	1,128,754	2,013,232	686,124	635,580	2,722,250	621,471
Offering, Redemption and Net Asset Value Per Share	$18.58	$26.35	$17.47	$16.51	$30.70	$15.82
*Identified Cost of Securities	$19,560,051	$44,867,794	$11,498,672	$9,815,566	$69,169,348	$9,689,760

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2007

STATEMENT OF ASSETS AND LIABILITIES  – (continued)

	Realty Fund	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Market Value*	$13,330,383	$102,843,136	$11,366,366
Dividends and Interest Receivable	$145,372	$1,339,619	$90,485
Fund Shares Sold Receivable	$2,097	$86,817	$15,000
Total Assets	$13,477,852	$104,269,572	$11,471,851
Liabilities:
Accrued Management Fees	$11,226	$74,196	$6,213
Fund Shares Redeemed Payable	$12,000	$8,000	$0
Total Liabilities	$23,226	$82,196	$6,213
Net Assets	$13,454,626	$104,187,376	$11,465,638
Net Assets Consist of:
Paid in Capital (see accompanying note #2)	$7,564,428	$102,327,536	$11,302,176
Accumulated Undistributed Net Investment Income	$263	$177	$85
Accumulated Undistributed Net Realized Gain (Loss) from Security Transactions	$158,743	$(117,614)	$(36,646)
Net Unrealized Gain on Investments	$5,731,192	$1,977,277	$200,023
Net Assets	$13,454,626	$104,187,376	$11,465,638
Shares Outstanding (Unlimited Amount Authorized)	840,315	6,464,194	717,479
Offering, Redemption and Net Asset Value Per Share	$16.01	$16.12	$15.98
*Identified Cost of Securities	$7,599,191	$100,865,859	$11,166,343

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2007

STATEMENT OF OPERATIONS

	Equity Income Fund	Growth Fund	Dynamic Growth Fund	Disciplined Large-Cap Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund
	Year Ended 12/31/2007	Year Ended 12/31/2007	Year Ended 12/31/2007	Year Ended 12/31/2007	Year Ended 12/31/2007	Year Ended 12/31/2007
Investment Income:
Interest	$20,591	$8,755	$15,257	$4,224	$15,809	$4,240
Dividends	$346,780	$729,638	$78,465	$142,388	$1,015,621	$66,635
Total Investment Income	$367,371	$738,393	$93,722	$146,612	$1,031,430	$70,875
Expenses:
Gross Management Fee	$162,433	$529,338	$102,784	$106,399	$904,026	$111,322
Total Expenses	$162,433	$529,338	$102,784	$106,399	$904,026	$111,322
Management Fee Waiver (See accompanying note #3)	$(8,122)	$(26,467)	$(5,139)	$(5,320)	$(45,201)	$(5,566)
Net Expenses	$154,311	$502,871	$97,645	$101,079	$858,825	$105,756
Net Investment Income (Loss)	$213,060	$235,522	$(3,923)	$45,533	$172,605	$(34,881)
Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	$651,932	$5,702,708	$338,556	$192,309	$7,860,447	$(415,359)
Net Unrealized Gain (Loss) on Investments	$707,258	$(358,506)	$178,433	$156,756	$(2,223,095)	$(623,708)
Net Gain (Loss) on Investments	$1,359,190	$5,344,202	$516,989	$349,065	$5,637,352	$(1,039,067)
Net Increase (Decrease) in Assets from Operations	$1,572,250	$5,579,724	$513,066	$394,598	$5,809,957	$(1,073,948)

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2007

STATEMENT OF OPERATIONS  – (continued)

	Realty Fund	Fixed Income Fund	Municipal Income Fund
	Year Ended 12/31/2007	Year Ended 12/31/2007	Year Ended 12/31/2007
Investment Income:
Interest	$6,257	$4,738,634	$442,718
Dividends	$532,082	$0	$0
Total Investment Income	$538,339	$4,738,634	$442,718
Expenses:
Gross Management Fee	$190,516	$931,795	$107,871
Total Expenses	$190,516	$931,795	$107,871
Management Fee Waiver (See accompanying note #3)	$(9,526)	$(139,769)	$(37,755)
Net Expenses	$180,990	$792,026	$70,116
Net Investment Income (Loss)	$357,349	$3,946,608	$372,602
Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	$2,294,682	$(93,689)	$(2,754)
Net Unrealized Gain (Loss) on Investments	$(5,740,498)	$2,149,514	$54,259
Net Gain (Loss) on Investments	$(3,445,816)	$2,055,825	$51,505
Net Increase (Decrease) in Assets from Operations	$(3,088,467)	$6,002,433	$424,107

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2007

STATEMENT OF CHANGES IN NET ASSETS

	Equity Income Fund		Growth Fund		Dynamic Growth Fund
	Year Ended 12/31/2007	Year Ended 12/31/2006	Year Ended 12/31/2007	Year Ended 12/31/2006	Year Ended 12/31/2007	Year Ended 12/31/2006
Operations:
Net Investment Income (Loss)	$213,060	$61,872	$235,522	$355,609	$(3,923)	$2,884
Net Realized Gain (Loss) from Security Transactions	$651,932	$17,867	$5,702,708	$3,000,324	$338,556	$(25,902)
Net Unrealized Gain (Loss) on Investments	$707,258	$592,337	$(358,506)	$2,530,671	$178,433	$288,806
Net Increase in Assets from Operations	$1,572,250	$672,076	$5,579,724	$5,886,604	$513,066	$265,788
Distributions to Shareholders:
Net Investment Income	$(213,198)	$(61,600)	$(235,213)	$(355,497)	$0	$(2,757)
Net Realized Gain from Security Transactions	$(632,147)	$(5,605)	$(5,702,478)	$(3,000,099)	$(278,501)	$0
Net (Decrease) in Assets from Distributions	$(845,345)	$(67,205)	$(5,937,691)	$(3,355,596)	$(278,501)	$(2,757)
Capital Share Transactions:
Proceeds From Sale of Shares	$12,766,279	$8,280,370	$5,272,391	$3,427,968	$8,104,397	$4,055,328
Net Asset Value of Shares Issued on Reinvestment of Distributions	$734,372	$40,460	$5,860,186	$3,256,945	$278,128	$1,796
Cost of Shares Redeemed	$(1,941,211)	$(337,368)	$(10,359,719)	$(9,419,656)	$(581,348)	$(469,445)
Net Increase (Decrease) in Assets from Capital Share Transactions	$11,559,440	$7,983,462	$772,858	$(2,734,743)	$7,801,177	$3,587,679
Net Change in Net Assets	$12,286,345	$8,588,333	$414,891	$(203,735)	$8,035,742	$3,850,710
Net Assets at Beginning of Period	$8,686,341	$98,008	$52,635,626	$52,839,361	$3,949,207	$98,497
Net Assets at End of Period	$20,972,686	$8,686,341	$53,050,517	$52,635,626	$11,984,949	$3,949,207
Including accumulated undistributed net investment income of	$134	$272	$421	$112	$—	$127

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2007

STATEMENT OF CHANGES IN NET ASSETS  – (continued)

	Disciplined Large-Cap Fund		Disciplined Mid-Cap Fund		Disciplined Small-Cap Fund
	Year Ended 12/31/2007	Year Ended 12/31/2006	Year Ended 12/31/2007	Year Ended 12/31/2006	Year Ended 12/31/2007	Year Ended 12/31/2006
Operations:
Net Investment Income (Loss)	$45,533	$33,787	$172,605	$351,637	$(34,881)	$(6,621)
Net Realized Gain (Loss) from Security Transactions	$192,309	$(43,212)	$7,860,447	$10,885,635	$(415,359)	$(63,465)
Net Unrealized Gain (Loss) on Investments	$156,756	$519,865	$(2,223,095)	$(843,348)	$(623,708)	$772,060
Net Increase (Decrease) in Assets from Operations	$394,598	$510,440	$5,809,957	$10,393,924	$(1,073,948)	$701,974
Distributions to Shareholders:
Net Investment Income	$(45,542)	$(33,627)	$(172,741)	$(351,099)	$0	$0
Net Realized Gain from Security Transactions	$(248,219)	$0	$(7,860,423)	$(10,885,287)	$0	$0
Net (Decrease) in Assets from Distributions	$(293,761)	$(33,627)	$(8,033,164)	$(11,236,386)	$0	$0
Capital Share Transactions:
Proceeds From Sale of Shares	$1,858,277	$5,544,642	$7,335,113	$5,179,356	$1,669,934	$6,628,647
Net Asset Value of Shares Issued on Reinvestment of Distributions	$260,971	$6,398	$7,889,824	$10,994,904	$0	$0
Cost of Shares Redeemed	$(1,323,426)	$(148,175)	$(17,168,820)	$(20,292,223)	$(1,358,225)	$(243,500)
Net Increase (Decrease) in Assets from Capital Share Transactions	$795,822	$5,402,865	$(1,943,883)	$(4,117,963)	$311,709	$6,385,147
Net Change in Net Assets	$896,659	$5,879,678	$(4,167,090)	$(4,960,425)	$(762,239)	$7,087,121
Net Assets at Beginning of Period	$9,599,343	$3,719,665	$87,729,984	$92,690,409	$10,594,672	$3,507,551
Net Assets at End of Period	$10,496,002	$9,599,343	$83,562,894	$87,729,984	$9,832,433	$10,594,672
Including accumulated undistributed net investment income of	$151	$160	$1,069	$1,205	$—	$—

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2007

STATEMENT OF CHANGES IN NET ASSETS  – (continued)

	Realty Fund		Fixed Income Fund		Municipal Income Fund
	Year Ended 12/31/2007	Year Ended 12/31/2006	Year Ended 12/31/2007	Year Ended 12/31/2006	Year Ended 12/31/2007	Year Ended 12/31/2006
Operations:
Net Investment Income	$357,349	$354,715	$3,946,608	$3,062,712	$372,602	$345,626
Net Realized Gain (Loss) from Security Transactions	$2,294,682	$1,113,160	$(93,689)	$(23,925)	$(2,754)	$(1,855)
Net Unrealized Gain (Loss) on Investments	$(5,740,498)	$4,165,053	$2,149,514	$(222,488)	$54,259	$(6,223)
Net Increase (Decrease) in Assets from Operations	$(3,088,467)	$5,632,928	$6,002,433	$2,816,299	$424,107	$337,548
Distributions to Shareholders:
Net Investment Income	$(357,086)	$(354,757)	$(3,946,979)	$(3,062,164)	$(372,517)	$(345,937)
Net Realized Gain from Security Transactions	$(2,132,016)	$(1,113,052)	$0	$0	$0	$0
Net (Decrease) in Assets from Distributions	$(2,489,102)	$(1,467,809)	$(3,946,979)	$(3,062,164)	$(372,517)	$(345,937)
Capital Share Transactions:
Proceeds From Sale of Shares	$667,259	$970,709	$26,378,832	$23,183,620	$3,661,543	$2,084,286
Net Asset Value of Shares Issued on Reinvestment of Dividends/Gains	$2,229,675	$1,209,153	$824,989	$785,548	$29,246	$29,553
Cost of Shares Redeemed	$(5,812,686)	$(2,117,162)	$(8,910,763)	$(8,912,003)	$(3,149,849)	$(743,112)
Net Increase (Decrease) in Assets from Capital Share Transactions	$(2,915,752)	$62,700	$18,293,058	$15,057,165	$540,940	$1,370,727
Net Change in Net Assets	$(8,493,321)	$4,227,819	$20,348,512	$14,811,300	$592,530	$1,362,338
Net Assets at Beginning of Period	$21,947,947	$17,720,128	$83,838,864	$69,027,564	$10,873,108	$9,510,770
Net Assets at End of Period	$13,454,626	$21,947,947	$104,187,376	$83,838,864	$11,465,638	$10,873,108
Including accumulated undistributed net investment income of	$263	$—	$177	$548	$85	$—

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Equity Income Fund:

	Period Ended December 31
	2007	2006	2005*
Net Asset Value Beginning of Period	$17.51	$15.00	$0.00
Operations:
Net Investment Income	$0.20	$0.13	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	$1.65	$2.52	$0.00
Total Operations	$1.85	$2.65	$0.00
Distributions:
Dividends from Net Investment Income	$(0.20)	$(0.13)	$0.00
Distributions from Net Realized Capital Gains	$(0.58)	$(0.01)	$0.00
Total Distributions	$(0.78)	$(0.14)	$0.00
Net Asset Value End of Period	$18.58	$17.51	$15.00
Total Return(a)	10.54%	17.65%	0.00%
Net Assets, End of Period (Millions)	$20.97	$8.69	$0.10
Ratios after Fee Waivers:(1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.95%	0.89%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.26%	1.41%	0.00%
Average Net Assets after Waiver	1.31%	1.52%	0.00%
Portfolio Turnover Rate	43.50%	39.41%	0.00%

*	Commencement date December 30, 2005
(1)	In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.0%. In 2006 and 2007, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. In addition, during 2006 the Adviser voluntarily waived additional amounts. (See accompanying note #3)
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
GROWTH FUND

Selected Data for a Share Outstanding Throughout the Period for the Growth Fund:

	Year Ended December 31
	2007	2006	2005	2004	2003
Net Asset Value Beginning of Period	$26.67	$25.43	$24.81	$22.50	$18.50
Operations:
Net Investment Income	$0.13	$0.19	$0.14	$0.16	$0.11
Net Gains (Losses) on Securities (Realized & Unrealized)	$2.86	$2.86	$0.80	$2.32	$4.00
Total Operations	$2.99	$3.05	$0.94	$2.48	$4.11
Distributions:
Dividends from Net Investment Income	$(0.13)	$(0.19)	$(0.14)	$(0.17)	$(0.11)
Distributions from Net Realized Capital Gains	$(3.18)	$(1.62)	$(0.18)	$0.00	$0.00
Total Distributions	$(3.31)	$(1.81)	$(0.32)	$(0.17)	$(0.11)
Net Asset Value End of Period	$26.35	$26.67	$25.43	$24.81	$22.50
Total Return(a)	11.11%	11.94%	3.78%	11.04%	22.21%
Net Assets, End of Period (Millions)	$53.05	$52.64	$52.83	$50.16	$48.75
Ratios after Fee Waivers:(1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.39%	0.63%	0.52%	0.62%	0.49%
Average Net Assets after Waiver	0.44%	0.68%	0.57%	0.67%	0.54%
Portfolio Turnover Rate	57.24%	66.18%	48.25%	60.39%	64.36%

(1)	The Adviser waived a portion of the 1.00% maximum management fee to sustain a fee of 0.95%. (See accompanying note #3)
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DYNAMIC GROWTH FUND

Selected Data for a Share Outstanding Throughout the Period for the Dynamic Growth Fund:

	Period Ended December 31
	2007	2006	2005*
Net Asset Value Beginning of Period	$16.81	$15.00	$0.00
Operations:
Net Investment Income (Loss)	$(0.01)	$0.01	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	$1.09	$1.81	$0.00
Total Operations	$1.08	$1.82	$0.00
Distributions:
Dividends from Net Investment Income	$0.00	$(0.01)	$0.00
Distributions from Net Realized Capital Gains	$(0.42)	$0.00	$0.00
Total Distributions	$(0.42)	$(0.01)	$0.00
Net Asset Value End of Period	$17.47	$16.81	$15.00
Total Return(a)	6.38%	12.15%	0.00%
Net Assets, End of Period (Millions)	$11.98	$3.95	$0.10
Ratios after Fee Waivers:(1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.95%	0.89%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	(0.09%)	0.01%	0.00%
Average Net Assets after Waiver	(0.04%)	0.12%	0.00%
Portfolio Turnover Rate	65.78%	60.98%	0.00%

*	Commencement Date December 30, 2005
(1)	In 2005, the Adviser waived a portion of the 1.00% maximum management fee to a net fee of 0.0%. In 2006 and 2007, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. In addition, during 2006 the Adviser voluntarily waived additional amounts. (See accompanying note #3)
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCIPLINED LARGE-CAP FUND

Selected Data for a Share Outstanding Throughout the Period for the Discplined Large-Cap Fund:

	Period Ended December 31
	2007	2006	2005*
Net Asset Value Beginning of Period	$16.29	$15.00	$0.00
Operations:
Net Investment Income	$0.07	$0.06	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.62	$1.29	$0.00
Total Operations	$0.69	$1.35	$0.00
Distributions:
Dividends from Net Investment Income	$(0.07)	$(0.06)	$0.00
Distributions from Net Realized Capital Gains	$(0.40)	$0.00	$0.00
Total Distributions	$(0.47)	$(0.06)	$0.00
Net Asset Value End of Period	$16.51	$16.29	$15.00
Total Return(a)	4.24%	8.98%	0.00%
Net Assets, End of Period (Millions)	$10.50	$9.60	$3.72
Ratios after Fee Waivers:(1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.95%	0.90%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.38%	0.31%	0.00%
Average Net Assets after Waiver	0.43%	0.41%	0.00%
Portfolio Turnover Rate	84.61%	58.83%	0.00%

*	Commencement Date December 30, 2005
(1)	In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.0%. In 2006 and 2007, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. In addition, during 2006 the Adviser voluntarily waived additional amounts. (See accompanying note #3)
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCIPLINED MID-CAP FUND

Selected Data for a Share Outstanding Throughout the Period for the Disciplined Mid-Cap Fund:

	Year Ended December 31
	2007	2006	2005	2004	2003
Net Asset Value Beginning of Period	$31.83	$32.53	$33.14	$30.12	$22.37
Operations:
Net Investment Income	$0.07	$0.15	$0.18	$0.05	$0.03
Net Gains (Losses) on Securities (Realized & Unrealized)	$2.06	$3.80	$3.78	$6.10	$7.75
Total Operations	$2.13	$3.95	$3.96	$6.15	$7.78
Distributions:
Dividends from Net Investment Income	$(0.07)	$(0.15)	$(0.18)	$(0.08)	$(0.03)
Distributions from Net Realized Capital Gains	$(3.19)	$(4.50)	$(4.39)	$(3.05)	$0.00
Total Distributions	$(3.26)	$(4.65)	$(4.57)	$(3.13)	$(0.03)
Net Asset Value End of Period	$30.70	$31.83	$32.53	$33.14	$30.12
Total Return(a)	6.62%	12.02%	11.90%	20.42%	34.78%
Net Assets, End of Period (Millions)	$83.56	$87.73	$92.69	$83.86	$73.53
Ratios after Fee Waivers:(1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.14%	0.33%	0.47%	0.10%	0.07%
Average Net Assets after Waiver	0.19%	0.38%	0.52%	0.15%	0.12%
Portfolio Turnover Rate	85.16%	91.16%	89.43%	81.33%	164.84%

(1)	The Adviser waived a portion of the 1.00% maximum management fee to sustain a fee of 0.95%. (See accompanying note #3)
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCPLINED SMALL-CAP FUND

Selected Data for a Share Outstanding Throughout the Period for the Discplined Small-Cap Fund:

	Period Ended December 31
	2007	2006	2005*
Net Asset Value Beginning of Period	$17.52	$15.00	$0.00
Operations:
Net Investment Income (Loss)	$(0.06)	$0.00	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	$(1.64)	$2.52	$0.00
Total Operations	$(1.70)	$2.52	$0.00
Distributions:
Dividends from Net Investment Income	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00
Total Distributions	$0.00	$0.00	$0.00
Net Asset Value End of Period	$15.82	$17.52	$15.00
Total Return(a)	(9.70%)	16.80%	0.00%
Net Assets, End of Period (Millions)	$9.80	$10.59	$3.51
Ratios after Fee Waivers:(1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.95%	0.89%	0.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	(0.36%)	(0.21%)	0.00%
Average Net Assets after Waiver	(0.31%)	(0.10%)	0.00%
Portfolio Turnover Rate	118.14%	87.93%	0.00%

*	Commencement Date December 30, 2005
(1)	In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.0%. In 2006 and 2007, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. In addition, during 2006 the Adviser voluntarily waived additional amounts. (See accompanying note #3)
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
REALTY FUND

Selected Data for a Share Outstanding Throughout the Period for the Realty Fund:

	Year Ended December 31
	2007	2006	2005	2004	2003
Net Asset Value Beginning of Period	$23.50	$18.94	$18.72	$16.36	$12.67
Operations:
Net Investment Income	$0.46	$0.39	$0.47	$0.63	$0.72
Net Return of Capital	$0.10	$0.30	$0.27	$0.18	$0.19
Net Gains (Losses) on Securities (Realized & Unrealized)	$(4.57)	$5.51	$1.28	$4.38	$3.50
Total Operations	$(4.01)	$6.20	$2.02	$5.19	$4.41
Distributions:
Dividends from Net Investment Income	$(0.46)	$(0.39)	$(0.47)	$(0.62)	$(0.72)
Distributions from Net Realized Capital Gains	$(3.02)	$(1.25)	$(1.33)	$(2.21)	$0.00
Total Distributions	$(3.48)	$(1.64)	$(1.80)	$(2.83)	$(0.72)
Net Asset Value End of Period	$16.01	$23.50	$18.94	$18.72	$16.36
Total Return(a)	(17.09%)	33.06%	10.95%	32.40%	34.23%
Net Assets, End of Period (Millions)	$13.45	$21.95	$17.72	$19.43	$23.01
Ratios after Fee Waivers:(1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.82%	1.74%	2.41%	3.31%	3.88%
Average Net Assets after Waiver	1.87%	1.79%	2.46%	3.36%	3.93%
Portfolio Turnover Rate	13.73%	10.49%	4.89%	24.88%	24.93%

(1)	The Adviser waived a portion of the 1.00% maximum management fee to sustain a fee of 0.95%. (See accompanying note #3)
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Fixed Income Fund:

	Year Ended December 31
	2007	2006	2005	2004	2003
Net Asset Value Beginning of Period	$15.79	$15.85	$16.08	$16.32	$16.43
Operations:
Net Investment Income	$0.66	$0.63	$0.55	$0.57	$0.67
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.33	$(0.06)	$(0.20)	$(0.21)	$(0.11)
Total Operations	$0.99	$0.57	$0.35	$0.36	$0.56
Distributions:
Dividends from Net Investment Income	$(0.66)	$(0.63)	$(0.55)	$(0.57)	$(0.67)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$(0.02)	$(0.03)	$0.00
Total Distributions	$(0.66)	$(0.63)	$(0.58)	$(0.60)	$(0.67)
Net Asset Value End of Period	$16.12	$15.79	$15.85	$16.08	$16.32
Total Return(a)	6.40%	3.71%	2.19%	2.22%	3.44%
Net Assets, End of Period (Millions)	$104.19	$83.84	$69.02	$55.39	$49.21
Ratios after Fee Waivers:(1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.08%	3.93%	3.41%	3.36%	3.92%
Average Net Assets after Waiver	4.23%	4.08%	3.56%	3.51%	4.07%
Portfolio Turnover Rate	12.14%	35.70%	32.79%	36.54%	31.03%

(1)	The Adviser waived a portion of the maximum 1.00% management fee to sustain a fee of 0.85%. (See accompanying note #3)
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Municipal Income Fund:

	Year Ended December 31
	2007	2006	2005	2004	2003
Net Asset Value Beginning of Period	$15.91	$15.92	$16.25	$16.49	$16.61
Operations:
Net Investment Income	$0.55	$0.53	$0.54	$0.51	$0.56
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.07	$(0.01)	$(0.33)	$(0.23)	$(0.12)
Total Operations	$0.62	$0.52	$0.21	$0.28	$0.44
Distributions:
Dividends from Net Investment Income(1)	$(0.55)	$(0.53)	$(0.54)	$(0.52)	$(0.56)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$0.00
Total Distributions	$(0.55)	$(0.53)	$(0.54)	$(0.52)	$(0.56)
Net Asset Value End of Period	$15.98	$15.91	$15.92	$16.25	$16.49
Total Return(a)	3.95%	3.31%	1.33%	1.72%	2.67%
Net Assets, End of Period (Millions)	$11.47	$10.87	$9.51	$9.14	$9.49
Ratios after Fee Waivers:(2)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.10%	3.01%	3.02%	2.81%	3.02%
Average Net Assets after Waiver	3.45%	3.36%	3.37%	3.16%	3.37%
Portfolio Turnover Rate	16.08%	19.45%	28.58%	12.77%	3.82%

(1)	All distributions are Federally tax exempt.
(2)	The Adviser waived a portion of the 1.00% maximum management fee to sustain a fee of 0.65%. (See accompanying note #3)
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1)  Organization

The Equity Income Fund, Growth Fund, Dynamic Growth Fund, Disciplined Large-Cap Fund (formerly Disciplined Large Company Fund), Disciplined Mid-Cap Fund (formerly Opportunity Fund), Disciplined Small-Cap Fund (formerly Disciplined Small Company Fund), Realty Fund, Fixed Income Fund, and Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each series of the Johnson Mutual Funds Trust, and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth and Fixed Income Funds began offering their shares publicly on January 4, 1993. The Disciplined Mid-Cap and Municipal Income Funds began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Disciplined Small-Cap Fund, Disciplined Large-Cap Fund, Dynamic Growth Fund, and the Equity Income Fund began offering their shares publicly on December 30, 2005.

The investment objective of the Growth Fund is long term capital growth. The investment objective of the Disciplined Mid-Cap Fund is long term capital growth. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital. The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital. The investment objective of the Realty Fund is above average income and long term capital growth. The Realty Fund invests primarily in real estate related equity securities. The investment objective of the Disciplined Small-Cap Fund is long term capital growth. The investment objective of the Disciplined Large-Cap Fund is long term capital growth. The investment objective of the Dynamic Growth Fund is long term capital growth. The investment objective of the Equity Income Fund is above average dividend income and long term capital growth. The Growth Fund, Disciplined Mid-Cap Fund, Realty Fund, Disciplined Small-Cap Fund, Disciplined Large-Cap Fund, Dynamic Growth Fund, Equity Income Fund and Fixed Income Fund are diversified.

The Municipal Income Fund is non-diversified and invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2)  Summary of Significant Accounting Policies

Security Valuation and Transactions

The investments in securities are stated at market value. The prices (net asset values) of the shares of each Fund are determined as of 4:00 p.m., Eastern time on each day the New York Stock Exchange is open for business and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value. Security transactions are accounted for on trade date. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”).

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their

NOTES TO THE FINANCIAL STATEMENTS

2)  Summary of Significant Accounting Policies  – (continued)

current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

Investment Income and Realized Capital Gains and Losses on Investment Securities

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method.

Income Taxes

It is the Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year the Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes

Effective June 29, 2007 the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Funds’ net assets or results of operations.

As of and during the period ended December 31, 2007, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2004.

Distributions

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Accounting principles generally accepted in the United States of America require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid in capital or net realized gains. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The balances of net assets, in total, are not affected by the reclassifications. As of December 31, 2007, undistributed net investment loss of $3,796 was reclassified to accumulated realized gains for the Dynamic Growth Fund, and undistributed net investment loss of $34,881 was reclassified to Paid-In-Capital for the Disciplined Small-Cap Fund.

NOTES TO THE FINANCIAL STATEMENTS

3)  Investment Advisory Agreements

The investment advisory agreements provide that Johnson Investment Counsel, Inc. (the “Adviser”) will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses.

The Adviser has contractually agreed to waive a portion of the management fees through April 30, 2008 from the maximum of 1.00%, as indicated below. The management fee received by the Adviser after such waivers for the 12 months ended December 31, 2007 are indicated below.

Fund	Fee	Contractual Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waivers
Equity Income Fund	1.00%	0.05%	0.95%	$154,311	$8,122
Growth Fund	1.00%	0.05%	0.95%	$502,871	$26,467
Dynamic Growth Fund	1.00%	0.05%	0.95%	$97,645	$5,139
Disciplined Large-Cap Fund	1.00%	0.05%	0.95%	$101,079	$5,320
Disciplined Mid-Cap Fund	1.00%	0.05%	0.95%	$858,825	$45,201
Disciplined Small-Cap Fund	1.00%	0.05%	0.95%	$105,756	$5,566
Realty Fund	1.00%	0.05%	0.95%	$180,990	$9,526
Fixed Income Fund	1.00%	0.15%	0.85%	$792,026	$139,769
Municipal Income Fund	1.00%	0.35%	0.65%	$70,116	$37,755

At December 31, 2007, management fees payable to the Adviser amounted to: $16,214 for the Equity Income Fund, $42,726 for the Growth Fund, $9,614 for the Dynamic Growth Fund, $8,591 for the Disciplined Large-Cap Fund, $68,080 for the Disciplined Mid-Cap Fund, $8,055 for the Disciplined Small-Cap Fund, $11,226 for the Realty Fund, $74,196 for the Fixed Income Fund and $6,213 for the Municipal Income Fund.

4)  Related Party Transactions

All officers and one trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser. Total compensation for the Trustees as a group was $31,500 for the year ended December 31, 2007, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of thirteen Funds: Johnson Growth Fund, Johnson Disciplined Mid-Cap Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, Johnson Disciplined Small-Cap Fund, Johnson Disciplined Large-Cap Fund, Johnson Dynamic Growth Fund, Johnson Enhanced Return Fund, and Johnson Equity Income Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2007, US Bank held in aggregate 51.30% of the Equity Income Fund, 28.72% of the Growth Fund, 52.21% of the Dynamic Growth Fund, 70.30% of the Disciplined Large-Cap Fund, 68.51% of the Disciplined Mid-Cap Fund, 79.42% of the Disciplined Small-Cap Fund, 71.13% of the Realty Fund, 77.91% of the Fixed Income Fund, and 92.74% of the Municipal Income Fund in an omnibus account for the benefit of clients of Johnson Investment Counsel, Inc.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

NOTES TO THE FINANCIAL STATEMENTS

5)  Purchases and Sales of Securities

From January 1, 2007 through December 31, 2007, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Equity Income Fund	$17,516,000	$6,809,592	$0	$0
Growth Fund	$30,193,730	$35,222,215	$0	$0
Dynamic Growth Fund	$13,715,168	$6,396,122	$0	$0
Disciplined Large-Cap Fund	$9,614,889	$8,882,198	$0	$0
Disciplined Mid-Cap Fund	$76,432,683	$86,557,124	$0	$0
Disciplined Small-Cap Fund	$13,276,636	$12,983,207	$0	$0
Realty Fund	$2,587,747	$7,351,086	$0	$0
Fixed Income Fund	$16,780,332	$10,627,087	$11,223,074	$244,023
Municipal Income Fund	$2,141,581	$1,697,401	$0	$0

6)  Share Transactions

As of December 31, 2007, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value next determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder's written or telephone request in proper form.

Share Transactions for the Period January 1 – December 31, 2007:

	Equity Income Fund	Growth Fund	Dynamic Growth Fund	Disciplined Large-Cap Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund	Realty Fund	Fixed Income Fund	Municipal Income Fund
Shares Sold to Investors	697,752	188,789	468,101	106,524	220,327	95,884	29,672	1,661,681	230,064
Shares Issued on Reinvestment of Dividends	39,185	220,475	15,758	15,702	255,661	0	139,344	52,131	1,847
Subtotal	736,937	409,264	483,859	122,226	475,988	95,884	169,016	1,713,812	231,911
Shares Redeemed	(104,269)	(369,677)	(32,680)	(76,042)	(509,604)	(78,977)	(262,637)	(560,876)	(197,794)
Net Increase/(Decrease) During Period	632,668	39,587	451,179	46,184	(33,616)	16,907	(93,621)	1,152,936	34,117
Shares Outstanding:
January 1, 2007 (Beginning of Period)	496,086	1,973,645	234,945	589,396	2,755,866	604,564	933,936	5,311,258	683,362
December 31, 2007 (End of Period)	1,128,754	2,013,232	686,124	635,580	2,722,250	621,471	840,315	6,464,194	717,479

NOTES TO THE FINANCIAL STATEMENTS

7)  Security Transactions

For Federal income tax purposes, the cost of investments owned on December 31, 2007 was the same as identified cost for the Disciplined Mid-Cap Fund, Fixed Income Fund and Municipal Income Fund. The difference between book basis and tax basis unrealized appreciation for the Equity Income Fund, Growth Fund, Dynamic Growth Fund, and Realty Fund is attributable primarily to the tax deferral of losses on wash sales in the amount of $10,428, $3,798, $2,412, and $3,988, respectively, and the deferral of Post–October losses for the Disciplined Large-Cap Fund and Disciplined Small-Cap Fund in the amount of $99,241 and $234,579, respectively. As of December 31, 2007, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Fund	Cost of Securities	Appreciation	(Depreciation)	Net Appreciation (Depreciation)
Equity Income Fund	$19,570,479	$1,970,082	$(680,915)	$1,289,167
Growth Fund	$44,871,592	$9,443,564	$(1,241,075)	$8,202,489
Dynamic Growth Fund	$11,501,084	$1,333,300	$(868,473)	$464,827
Disciplined Large-Cap Fund	$9,914,807	$1,581,645	$(1,004,264)	$577,381
Disciplined Mid-Cap Fund	$69,169,348	$19,157,413	$(4,844,359)	$14,313,054
Disciplined Small-Cap Fund	$9,924,339	$1,307,488	$(1,393,715)	$(86,227)
Realty Fund	$7,603,179	$6,129,389	$(402,185)	$5,727,204
Fixed Income Fund	$100,865,859	$2,261,464	$(284,187)	$1,977,277
Municipal Income Fund	$11,166,343	$210,455	$(10,432)	$200,023

8)  Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9)  Net Investment Income and Net Realized Capital Losses

As of December 31, 2007, the Disciplined Small-Cap Fund had accumulated net realized capital loss carryovers of ($63,465) expiring in 2014 and ($180,780) expiring in 2015, the Fixed Income Fund had accumulated net realized capital loss carryovers of ($23,925) expiring in 2014 and ($93,689) expiring in 2015, and the Municipal Income Fund had accumulated net realized capital loss carryovers of ($1,823) expiring in 2010, ($26,952) expiring in 2011, ($3,262) expiring in 2013, ($1,855) expiring in 2014 and ($2,754) expiring in 2015. To the extent that these Funds realize future net capital gains, those gains will be offset by any unused capital loss carryovers, and may not be distributed.

NOTES TO THE FINANCIAL STATEMENTS

10)  Distributions to Shareholders

Johnson Growth Fund

The tax character of distributions paid are as follows:	2007	2006
Distribution paid from:
Ordinary Income	$235,213	$355,497
Net Realized Long-Term Capital Gain	4,948,076	2,326,975
Net Realized Short-Term Capital Gain	754,402	673,124
Total distributions paid	$5,937,691	$3,355,596

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$515
Undistributed Long-Term Capital Gain	4,159
Unrealized Appreciation	8,202,489
Total distributable earnings on a tax basis	$8,207,163

Johnson Disciplined Mid-Cap Fund

The tax character of distributions paid are as follows:	2007	2006
Distribution paid from:
Ordinary Income	$172,741	$351,099
Net Realized Long-Term Capital Gain	7,860,423	10,127,957
Net Realized Short-Term Capital Gain	0	757,330
Total distributions paid	$8,033,164	$11,236,386

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$1,286
Undistributed Long-Term Capital Gain	155
Unrealized Appreciation	14,313,054
Total distributable earnings on a tax basis	$14,314,495

Johnson Realty Fund

The tax character of distributions paid are as follows:	2007	2006
Distribution paid from:
Ordinary Income	$357,086	$354,757
Net Realized Long-Term Capital Gain	2,132,016	1,066,734
Net Realized Short-Term Capital Gain	0	46,318
Total distributions paid	$2,489,102	$1,467,809

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$263
Undistributed Long-Term Capital Gain	162,731
Unrealized Appreciation	5,727,204
Total distributable earnings on a tax basis	$5,890,198

NOTES TO THE FINANCIAL STATEMENTS

10)  Distributions to Shareholders  – (continued)

Johnson Disciplined Small-Cap Fund

The tax character of distributions paid are as follows:	2007	2006
Distribution paid from:
Ordinary Income	$0	$0
Net Realized Long-Term Capital Gain	0	0
Net Realized Short-Term Capital Gain	0	0
Total distributions paid	$0	$0

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:
Capital Loss Carryforward	$(244,245)
Unrealized Depreciation	(86,227)
Total distributable earnings on a tax basis	$(330,472)

Johnson Disciplined Large-Cap Fund

The tax character of distributions paid are as follows:	2007	2006
Distribution paid from:
Ordinary Income	$45,542	$33,627
Net Realized Long-Term Capital Gain	232,668	0
Net Realized Short-Term Capital Gain	15,551	0
Total distributions paid	$293,761	$0

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:
Undistributed Long-Term Capital Gain	$269
Unrealized Appreciation	577,381
Total distributable earnings on a tax basis	$577,650

Johnson Dynamic Growth Fund

The tax character of distributions paid are as follows:	2007	2006
Distribution paid from:
Ordinary Income	$0	$2,757
Net Realized Long-Term Capital Gain	168,715	0
Net Realized Short-Term Capital Gain	109,786	0
Total distributions paid	$278,501	$2,757

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:
Undistributed Long-Term Capital Gain	$32,769
Unrealized Appreciation	464,827
Total distributable earnings on a tax basis	$497,596

NOTES TO THE FINANCIAL STATEMENTS

10)  Distributions to Shareholders  – (continued)

Johnson Equity Income Fund

The tax character of distributions paid are as follows:	2007	2006
Distribution paid from:
Ordinary Income	$213,198	$61,600
Net Realized Long-Term Capital Gain	133,316	0
Net Realized Short-Term Capital Gain	498,831	5,605
Total distributions paid	$845,345	$67,205

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$4,486
Undistributed Long-Term Capital Gain	38,123
Unrealized Appreciation	1,289,167
Total distributable earnings on a tax basis	$1,331,776

Johnson Fixed Income Fund

The tax character of distributions paid are as follows:	2007	2006
Distribution paid from:
Ordinary Income	$3,946,979	$3,062,164
Total distributions paid	$3,946,979	$3,062,164

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$177
Capital Loss Carryforward	(117,614)
Unrealized Appreciation	1,977,277
Total distributable earnings on a tax basis	$1,859,840

Johnson Municipal Income Fund

The tax character of distributions paid are as follows:	2007	2006
Distribution paid from:
Ordinary Income	$372,517	$345,937
Total distributions paid	$372,517	$345,937

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$85
Capital Loss Carry Forward	(36,646)
Unrealized Appreciation	200,023
Total distributable earnings on a tax basis	$163,462

DISCLOSURE OF EXPENSES

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2007 and held through December 31, 2007.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

	Beginning Account Value June 30, 2006	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 – December 31, 2007
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,031.24	$4.89
Hypothetical Return	$1,000.00	$1,020.42	$4.84
Johnson Growth Fund
Actual Fund Return	$1,000.00	$1,041.96	$4.91
Hypothetical Return	$1,000.00	$1,020.42	$4.84
Johnson Dynamic Growth Fund
Actual Fund Return	$1,000.00	$995.72	$4.85
Hypothetical Return	$1,000.00	$1,020.42	$4.84
Johnson Disciplined Large-Cap Fund
Actual Fund Return	$1,000.00	$953.45	$4.71
Hypothetical Return	$1,000.00	$1,020.42	$4.84
Johnson Disciplined Mid-Cap Fund
Actual Fund Return	$1,000.00	$950.92	$4.67
Hypothetical Return	$1,000.00	$1,020.42	$4.84
Johnson Disciplined Small-Cap Fund
Actual Fund Return	$1,000.00	$855.60	$4.43
Hypothetical Return	$1,000.00	$1,020.42	$4.84
Johnson Realty Fund
Actual Fund Return	$1,000.00	$747.05	$4.65
Hypothetical Return	$1,000.00	$1,020.42	$4.84
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,055.36	$4.39
Hypothetical Return	$1,000.00	$1,020.92	$4.33
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,036.55	$3.34
Hypothetical Return	$1,000.00	$1,021.93	$3.31
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Equity Income, Growth, Dynamic Growth, Large-Cap, Mid-Cap, Small-Cap, and Realty Funds, the expense ratio is 0.95%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

ADDITIONAL INFORMATION

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at: Johnson Mutual Funds 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
377 West Fork Road
Cincinnati OH 45247

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and
Board of Trustees
Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Johnson Equity Income Fund, Johnson Growth Fund, Johnson Dynamic Growth Fund, Johnson Disciplined Large-Cap Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund, nine of the portfolios comprising the Johnson Mutual Funds Trust (The “Funds”), as of December 31, 2007 and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended for the Growth Fund, Disciplined Mid-Cap Fund, Realty Fund, Fixed Income Fund, and Municipal Income Fund, and the financial highlights for each of the three periods in the period then ended for the Equity Income Fund, Dynamic Growth Fund, Disciplined Large-Cap Fund and Disciplined Small-Cap Fund. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to December 31, 2004 were audited by another independent accounting firm, who expressed unqualified opinions on those statements and highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the Funds’ custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Johnson Equity Income Fund, Johnson Growth Fund, Johnson Dynamic Growth Fund, Johnson Disciplined Large-Cap Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund, of the Johnson Mutual Funds Trust, as of December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.
Westlake, Ohio
February 22, 2008

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is provided below. Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Fund are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170

Name, Address and Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Interested Trustee
Timothy E. Johnson (65) 3777 West Fork Road Cincinnati, Ohio 45247	President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor Finance at the University of Cincinnati	13	Director, Kendle International, Inc.
Independent Trustees
Ronald H. McSwain (65) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	13	None
Kenneth S. Shull (78) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	13	None
John R. Green (65) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	13	None
James J. Berrens (42) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2006	Controller of MSA Inc. since 2006; Audit Manager of Grear & Company From 2001 to 2005	13	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Officers
Dale H. Coates (49) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (43) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (41) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (36) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Trust’s Adviser since March 2006, Broker/Dealer Manager of Equity Analysts, Inc. from January 2002 to October 2005	NA	NA

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	CFO, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

National City Bank
Three East Fourth Street
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145-1524

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Annual Report
December 31, 2007

t	JIC Institutional Bond Fund I
t	JIC Institutional Bond Fund II
t	JIC Institutional Bond Fund III
t	Johnson Enhanced Return Fund

Investment Adviser:

Johnson Investment Counsel, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
513-661-3100
800-541-0170

JOHNSON MUTUAL FUNDS
December 31, 2007

OUR MESSAGE TO YOU

February 29, 2008

Dear Shareholder:

We are pleased to present the Johnson Mutual Funds (the “Funds”) 2007 Annual Report. On the next several pages is commentary on each of the Funds for the year, as well as longer term performance as compared to the appropriate indices. Most of the Funds had a solid year. The remainder of the report provides the holdings of each Johnson Mutual Fund along with other audited financial data and notes.

This last year was a very interesting and troublesome year in the markets, as volatility was in full force, particularly during the second half of the year. Tightening liquidity in the credit markets related to the subprime mortgage fallout, coupled with ever-increasing energy prices and the fear of slowing earnings, took the markets for a whirlwind ride. There was a resounding return to Large Cap Growth companies, with this segment outperforming Large Cap Value for the first time since 1999. The international theme played a pivotal role in 2007, with most foreign markets outperforming the U.S. stock market.

As the credit markets have eroded over the past twelve months, the Funds’ continued commitment to quality has proven to be essential. We are pleased to report that the Funds, invested in fixed income investments, did not hold any subprime fixed income positions. Johnson Mutual Funds strict adherence to high quality investing would not allow purchase of these securities, which experienced such dramatic declines in the second half of the year. We believe that not owning any of these securities was a distinct positive for our shareholders and that fixed income investments should be concentrated in high quality instruments.

In 2008, we believe there is a higher than average probability that the U.S. economy will experience a recession. Rising unemployment, a systemic contraction in credit, and falling house prices will be significant headwinds to economic growth. The financial system will have to work its way through the effects of poor lending standards, mainly related to mortgage lending and previous excesses in risk taking by lenders. These factors will most likely result in negative effects on the real economy, as the availability of credit is in the process of being reduced as banks are forced to rebuild capital levels on their balance sheets rather than extend credit. However, as of the writing of this letter, the S&P 500 has already experienced a decline of roughly 14% from its October high, which we believe has mostly discounted a recession in 2008. The Federal Reserve has moved aggressively in lowering interest rates in an attempt to restore normal interest rate term structures necessary for the financial system to begin to heal itself. The new fiscal stimulus bill working its way through Congress should help consumers, businesses, and potentially the housing market.

We encourage investors to remain focused on the long-term and not the emotions elicited by the large daily swings of the stock markets. We appreciate the confidence that you have placed in us to serve your investment needs. Please feel free to call us at (513) 661-3100 or (800) 541-0170 with comments or questions.

Best regards,

Timothy E. Johnson, President
Johnson Mutual Funds

1

JIC INSTITUTIONAL BOND FUND I
Performance Review – December 31, 2007

Falling interest rates, prompted by Fed rate cuts and a slowing economy, pushed bond returns higher in the second half of the year. JIC Fund I provided a 5.96% return for 2007 compared with 6.98% for the Merrill Lynch 1-3 Year (no BBB) Government Corporate Index. The Fund’s emphasis on corporate bonds detracted from performance as the corporate bond market experienced its worst year relative to Treasuries in over 20 years. Corporate bonds actually lagged similar duration Treasury bonds by 4.64%.

Although the Fund owned corporate bonds and had some allocation to government agency-backed mortgage securities, it had no exposure to securities backed by subprime mortgages. Our strict adherence to high quality investing would not allow purchase of these securities, which experienced such dramatic declines in the second half of the year. Not owning any of these securities was a distinct positive for JIC Fund I. In addition, each non-government security in the Fund is rated “A” or higher as indicated by the Quality Allocation Chart on this page. The Fund uses the lower rating received from either Standard & Poor’s or Moody’s Rating Agencies.

The Fund’s maturity structure was an additional positive contributor to performance. The longer than benchmark duration of the Fund added to performance as interest rates fell in the second half of the year. However, the benefit was not enough to overcome the drag from the corporate bond holdings of the Fund.

As economic growth weakens in 2008, we expect declining interest rates and widening credit spreads, particularly in the first half of the year. In addition, we expect the stock market to remain volatile. We believe the Fund’s approach to quality bond investing should perform well in this environment and serve as a source of stability in a balanced portfolio.

Average Annual Total Returns As of December 31, 2007
	JIC Institutional Bond Fund I	Merrill Lynch 1-3 Year Gov’t/Corp Index (No BBB)
One Year	5.96%	6.98%
Three Years	4.06%	4.29%
Five Years	3.25%	3.24%
Since Inception*	4.23%	4.71%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund I. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any interest and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 1-3 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government/ Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

* Inception was August 30, 2000.

2

JIC INSTITUTIONAL BOND FUND II
Performance Review – December 31, 2007

Falling interest rates, prompted by Fed rate cuts and a slowing economy, pushed bond returns higher in the second half of the year. JIC Fund II provided a 6.87% return for 2007 compared with 8.32% for the Merrill Lynch 3–5 Year (no BBB) Government Corporate Index. The Fund’s emphasis on corporate bonds detracted from performance as the corporate bond market experienced its worst year relative to Treasuries in over 20 years. Corporate bonds actually lagged similar duration Treasury bonds by 4.64%.

Although the Fund owned corporate bonds and had some allocation to government agency-backed mortgage securities, it had no exposure to securities backed by subprime mortgages. Our strict adherence to high quality investing would not allow purchase of these securities, which experienced such dramatic declines in the second half of the year. Not owning any of these securities was a distinct positive for JIC Fund II. In addition, each non-government security in the Fund is rated “A” or higher as indicated by the Quality Allocation Chart on this page. The Fund uses the lower rating received from either Standard & Poor’s or Moody’s Rating Agencies.

The Fund’s maturity structure was on balance a neutral contributor to performance. The longer than benchmark duration of the Fund added to performance as interest rates fell in the second half of the year. However, the yield curve steepened substantially during the year as expectation for Fed rate cuts grew. As the yield curve steepened the laddered maturity structure of the Fund could not keep pace with the compact maturity structure of the benchmark.

As economic growth weakens in 2008, we expect declining interest rates and widening credit spreads, particularly in the first half of the year. In addition, we expect the stock market to remain volatile. We believe the Fund’s approach to quality bond investing should perform well in this environment and serve as a source of stability in a balanced portfolio.

Average Annual Total Returns As of December 31, 2007
	JIC Institutional Bond Fund II	Merrill Lynch 3-5 Year Gov’t/Corp Index (No BBB)
One Year	6.87%	8.32%
Three Years	4.24%	4.45%
Five Years	3.58%	3.84%
Since Inception*	5.19%	6.11%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund II. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any interest and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 3-5 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 3-5 Year Government/Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

* Inception was August 30, 2000.

3

JIC INSTITUTIONAL BOND FUND III
Performance Review – December 31, 2007

Falling interest rates prompted by Fed rate cuts and a slowing economy, propelled bond returns higher in the second half of the year. JIC Fund III provided a 7.42% return for 2007 compared with 8.66% for the Merrill Lynch 5–7 Year (no BBB) Government Corporate Index. The Fund’s emphasis on corporate bonds detracted from performance as the corporate bond market experienced its worst year relative to Treasuries in over 20 years. Corporate bonds actually lagged similar duration Treasury bonds by 4.64%.

Although the Fund owned corporate bonds and had some allocation to government agency-backed mortgage securities, it had no exposure to securities backed by subprime mortgages. Our strict adherence to high quality investing would not allow purchase of these securities, which experienced such dramatic declines in the second half of the year. Not owning any of these securities was a distinct positive for JIC Fund III. In addition, each non-government security in the Fund is rated “A” or higher as indicated by the Quality Allocation Chart on this page. The Fund uses the lower rating received from either Standard & Poor’s or Moody’s Rating Agencies.

The Fund’s maturity structure was on balance a neutral contributor to performance. The longer than benchmark duration of the Fund added to performance as interest rates fell in the second half of the year. However, the yield curve steepened substantially during the year as expectation for Fed rate cuts grew. As the yield curve steepened the laddered maturity structure of the Fund could not keep pace with the compact maturity structure of the benchmark.

As economic growth weakens in 2008, we expect declining interest rates and widening credit spreads, particularly in the first half of the year. In addition, we expect the stock market to remain volatile. We believe the Fund’s approach to quality bond investing should perform well in this environment and serve as a source of stability in a balanced portfolio.

Average Annual Total Returns As of December 31, 2007
	JIC Institutional Bond Fund III	Merrill Lynch 5-7 Year Gov’t/Corp Index (No BBB)
One Year	7.42%	8.66%
Three Years	4.30%	4.74%
Five Years	3.98%	4.40%
Since Inception*	5.74%	6.95%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund III and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any interest and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 5-7 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 5-7 Year Government/Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

* Inception was August 30, 2000.

4

JOHNSON ENHANCED RETURN FUND
Performance Review – December 31, 2007

Lower interest rates, effective rolling of S&P futures contracts, and good bond management resulted in positive absolute and relative performance of the Johnson Enhanced Return Fund during 2007. For the year, the return from the fixed income portion of the portfolio exceeded the expenses associated with entering the futures contracts and resulted in positive alpha for the Fund relative to the S&P 500 Index. The Enhanced Return Fund returned 5.66% compared to 5.49% for the market index.

This good relative performance largely occurred during the latter half of the year as short term interest rates began to decline, boosting the total return from bonds and reducing the cost-of-carry for the futures contracts. Responding to slowing economic conditions, the Federal Reserve reduced short term interest rates by 100 basis points during the final four months of the year, which led to a good environment for the short duration bond portfolio held within the Fund. While the short end of the yield curve remains modestly inverted, we anticipate a return to a more normal curve shape during the coming months. Falling interest rates and a positively sloped yield curve have historically been good environments for this portable alpha approach to indexing the S&P 500.

The equity market turned volatile late in the year and we enter 2008 with numerous risks to stock prices. While the futures contracts held within the Fund will closely track the market’s overall movements, lower interest rates would continue to reduce the cost of the contracts and modestly soften any price swings. This occurred during the past year and the Fund’s performance was somewhat less volatile than the Index, with a slightly lower beta and lesser standard deviation of monthly returns.

Average Annual Total Returns As of December 31, 2007
	Enhanced Return Fund	S&P 500 Index
One Year	5.66%	5.49%
Since Inception*	10.49%	10.50%

Bonds are rated by using the lower rating received from either
Standard & Poor’s or Moody’s Rating Agencies.

Outperforming the Fund’s benchmark, the S&P 500 Composite Stock Price Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any interest and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. A shareholder cannot invest directly in the S&P 500 Index. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

* Fund inception was December 30, 2005

5

JIC INSTITUTIONAL BOND FUND I
Portfolio of Investments as of December 31, 2007

Fixed Income Securities – Bonds	Face Value	Dollar Value
Associates Corporation, 7.950% Due 02/15/10	200,000	211,874
Fifth Third Bank Notes, 4.200% Due 02/23/10	1,200,000	1,190,112
Bank of America Corp Subordinated Notes, 7.400% Due 01/15/11	1,100,000	1,183,093
Bank of New York Notes, 4.950% Due 01/14/11	510,000	514,458
Citigroup Incorporated Notes, 5.125% Due 02/14/11	1,500,000	1,509,456
Key Bank NA Subordinated Notes, 5.700% Due 08/15/12	1,135,000	1,176,591
Bank One Corporation Subordinated Notes, 5.900% Due 11/15/11	1,000,000	1,039,219
US Bank NA Subordinated Notes, 6.375% Due 08/01/11	1,000,000	1,049,621
US Bank NA Subordinated Notes, 6.500% Due 02/01/08	870,000	870,546
Wachovia Corporation, 5.350% Due 03/15/11	500,000	506,665
Wachovia Corporation, 6.000% Due 10/30/08	670,000	677,726
Wells Fargo Bank Subordinated Notes, 6.450% Due 02/01/11	500,000	529,344
Credit Intermediation and Related Activities: 17.4%		$10,458,705
Morgan Stanley Dean Witter, 3.625% Due 04/01/08	1,000,000	995,827
Securities, Commodity Contracts, and Other Financial Investments: 1.7%		$995,827
Genworth Financial, 4.750% Due 06/15/09	1,095,000	1,096,088
Lincoln National Corporation Notes, 6.500% Due 03/15/08	1,000,000	1,003,082
Insurance Carriers and Related Activities: 3.5%		$2,099,170
Pepsico Incorporated Senior Unsecured Notes, 4.650% Due 02/15/13	1,830,000	1,844,369
Beverage and Tobacco Product Manufacturing: 3.1%		$1,844,369
Gillette Company Senior Note, 2.500% Due 06/01/08	1,000,000	991,046
Chemical Manufacturing: 1.6%		$991,046
General Electric Company Notes, 5.000% Due 02/01/13	800,000	811,079
General Electric Capital Corp Notes, 6.000% Due 06/15/12	2,000,000	2,098,716
Machinery Manufacturing: 4.8%		$2,909,795
Danaher Corporation Notes, 6.000% Due 10/15/08	1,000,000	1,006,288
Dell Computer Senior Notes, 6.55% Due 04/15/08	894,000	897,831
Computer and Electronic Product Manufacturing: 3.2%		$1,904,119
Target Corporation Notes, 6.350% Due 01/15/11	1,000,000	1,048,311
Wal-Mart Stores, 6.875%, Due 08/10/09	1,000,000	1,045,513
General Merchandise Stores: 3.5%		$2,093,824
Ontario Province, 3.375% Due 01/15/08	1,000,000	999,248
Sovereign: 1.7%		$999,248
Georgia Power Company Senior Notes, 4.000% Due 01/15/11	1,000,000	988,670
National Rural Utilities Collateral Trust, 4.375% Due 10/01/10	1,250,000	1,247,435
Utilities: 3.7%		$2,236,105
Federal Home Loan Bank, 3.850% Due 01/30/08	2,500,000	2,498,510
Federal Home Loan Bank, 4.875% Due 12/14/12	2,500,000	2,604,130
Federal Home Loan Bank, 4.500% Due 04/11/08	2,500,000	2,499,382
Federal Home Loan Mortgage Corporation, 5.125% Due 10/15/08	2,000,000	2,016,340
Federal National Mortgage Association, 4.500% Due 02/27/08	2,000,000	1,999,648
Federal National Mortgage Association, 3.600% Due 03/03/09	2,000,000	1,994,088
Tennessee Valley Authority, 5.6250% Due 01/18/11	1,000,000	1,051,806
United States Government Agency Obligations: 24.5%		$14,663,904
Freddie Mac Gold MBS 7 Year Balloon, 5.000% Due 11/1/10	491,227	496,135
Freddie Mac Gold MBS 5 Year Balloon, 4.500% Due 12/01/09	570,691	568,750
Federal Home Loan Bank CMO Series 00-0582 Class H, 4.750% Due 10/25/10	1,376,030	1,376,719
Freddie Mac CMO Pool 2171 Class B, 6.279% Due 06/15/09	540,000	551,562

The accompanying notes are an integral part of the financial statements.

6

JIC INSTITUTIONAL BOND FUND I
Portfolio of Investments as of December 31, 2007

Fixed Income Securities – Bonds	Face Value	Dollar Value
Fannie Mae 30 Year Mortgage Backed Security, 5.500% Due 01/01/37	1,480,139	1,478,771
Fed. Nat'l Mortgage Assoc. CMO Pool 2003-20 Class HR, 4.500% Due 10/25/16	514,122	514,160
Government Nat'l Mortgage Assoc. CMO Pool 2004-95 Class QA, 4.500% Due 3/20/34	718,321	704,783
United States Government Agency Obligations – Mortgage-Backed Securities: 9.5%		$5,690,880
United States Treasury Note, 4.625% Due 03/31/08	2,000,000	2,007,344
United States Treasury Note, 4.125% Due 08/31/12	2,500,000	2,574,805
United States Treasury Note, 4.875% Due 01/31/09	2,500,000	2,545,117
United States Treasury Note, 3.000% Due 02/15/09	850,000	849,204
United States Treasury Note, 4.000% Due 11/15/12	2,000,000	2,054,532
United States Treasury Note, 4.000% Due 04/15/10	2,000,000	2,041,252
United States Government Treasury Obligations: 20.1%		$12,072,254
Total Fixed Income - Bonds: 98.3%		$58,959,246
(Fixed Income Identified Cost $58,365,316)

Dollar Value
Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 3.51% yield *	291,794
Cash Equivalents: 0.5%	$291,794
(Cash Equivalents Identified Cost $291,794)
Total Portfolio Value: 98.8%	$59,251,040
(Total Portfolio Identified Cost $58,657,110)
Other Assets Less Liabilities 1.2%	$722,898
Total Net Assets: 100.0%	$59,973,938
*	Variable rate security, the coupon rate shown represents the 30 day rate as of December 31, 2007.

The accompanying notes are an integral part of the financial statements.

7

JIC INSTITUTIONAL BOND FUND II
Portfolio of Investments as of December 31, 2007

Fixed Income Securities — Bonds	Face Value	Dollar Value
Bank of America Subordinated Notes, 5.420% Due 03/15/17	1,000,000	968,022
Branch Banking & Trust Subordinated Notes, 5.625% Due 09/15/16	1,000,000	979,957
Citigroup Incorporated Subordinated Notes, 5.000%, 09/15/14	1,000,000	954,175
Citigroup Incorporated Notes, 6.000%, 02/21/12	750,000	776,761
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/17	1,000,000	957,461
Key Bank NA Subordinated Notes, 5.800% Due 07/01/14	1,056,000	1,065,643
US Bancorp Subordinated, 6.375% Due 08/01/11	650,000	682,254
Wachovia Corp., 5.250% Due 08/01/14	1,180,000	1,155,310
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/13	1,000,000	994,149
Credit Intermediation and Related Activities: 14.2%		$8,533,732
Morgan Stanley Dean Witter, 4.250% Due 05/15/10	830,000	817,546
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	490,000	459,666
Securities, Commodity Contracts, and Other Financial Investments: 2.1%		$1,277,212
Allstate Corporation, 7.200% Due 12/01/09	500,000	527,317
American International Group Notes, 2.875% Due 05/15/08	890,000	881,072
Genworth Financial Notes, 4.750% Due 06/15/09	1,000,000	1,000,994
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	640,000	682,884
Insurance Carriers and Related Activities: 5.1%		$3,092,267
General Electric Corporation, 6.000% Due 06/15/12	1,000,000	1,049,358
Franchise Finance Corporation of America, 8.750% Due 10/15/10	1,000,000	1,129,939
Machinery Manufacturing: 3.6%		$2,179,297
Dell, Inc., 6.550%, Due 04/15/08	1,000,000	1,004,285
Danaher Corporation Notes, 6.000% Due 10/15/08	600,000	603,773
Computer and Electronic Product Manufacturing: 2.7%		$1,608,058
Allied Signal Inc. Note, 6.2000% Due 02/01/08	500,000	500,419
United Technologies, 7.125% Due 11/15/10	1,054,000	1,130,558
Transportation Equipment Manufacturing: 2.7%		$1,630,977
Becton Dickinson, 7.150% Due 10/01/09	1,000,000	1,051,712
Miscellaneous Manufacturing: 1.7%		$1,051,712
Lowes Companies, Inc., 8.250% Due 06/01/10	390,000	426,328
Building Material and Garden Equipment and Supplies Dealers: 0.7%		$426,328
Dayton Hudson Corporation, 9.625% Due 02/01/08	380,000	381,250
Target Corporation, 6.350% Due 01/15/11	400,000	419,324
Wal-Mart Stores, 6.875% Due 08/10/09	500,000	522,756
General Merchandise Stores: 2.2%		$1,323,330
McDonald's Corporation, 5.950% Due 01/15/08	425,000	425,148
Food Services and Drinking Places: 0.7%		$425,148
Ontario Province, 3.375% Due 01/15/08	1,000,000	999,248
Sovereign: 1.7%		$999,248
Georgia Power Company Senior Notes, 5.125% Due 11/15/12	685,000	693,804
Baltimore Gas & Electric, 6.625% Due 03/15/08	500,000	501,199
Bellsouth Capital Funding, 7.750% Due 02/15/10	500,000	532,352
GTE Corporation, 7.510% Due 04/01/09	500,000	514,627
National Rural Utilities, 5.700% Due 01/15/10	500,000	512,457
Utilities: 4.6%		$2,754,439
Federal Farm Credit Bank, 4.480% Due 08/24/12	1,600,000	1,638,126
Federal Farm Credit Bank, 4.500% Due 10/20/11	2,500,000	2,500,255
United States Treasury Note, 4.125% Due 08/31/12	2,400,000	2,398,570
Federal Home Loan Bank, 5.375% Due 05/18/16	500,000	536,009
Federal Home Loan Bank, 5.625% Due 11/15/11	1,500,000	1,597,450
Federal National Mortgage Association, 4.500% Due 02/27/08	2,000,000	1,999,648

The accompanying notes are an integral part of the financial statements.

8

JIC INSTITUTIONAL BOND FUND II
Portfolio of Investments as of December 31, 2007

Fixed Income Securities — Bonds	Face Value	Dollar Value
Tennessee Valley Authority, 7.140% Due 05/23/12	150,000	168,421
United States Government Agency Obligations: 18.0%		$10,838,479
Freddie Mac MBS Gold 5 Year Balloon, 4.500% Due 03/01/08	300,564	299,635
Freddie Mac Gold MBS 5 Year Balloon, 4.500% Due 12/01/09	570,690	568,750
Freddie Mac CMO Pool 2532 Class PG, 5.500% Due 07/15/31	1,350,000	1,347,771
Fed. Home Loan Mortg. Corp CMO Pool 2963 Cl. DM, 5.500% Due 08/15/33	1,875,000	1,877,494
Freddie Mac CMO Series 2985 Class GE, 5.500% Due 06/15/25	800,000	797,226
Fed. Home Loan Mortg. Corp CMO Pool 3098 Cl. KE, 5.500% Due 09/15/34	2,000,000	1,993,954
Freddie Mac CMO Pool 3174 Class PY, 5.000% Due 08/15/19	1,000,000	965,405
Ginnie Mae CMO Pool 2003-70 Class TE, 5.500% Due 02/20/33	1,400,000	1,396,756
United States Government Agency Obligations - Mortgage Backed Securities: 15.3%		$9,246,991
United States Treasury Bond, 4.000% Due 02/15/14	2,500,000	2,554,885
United States Treasury Note, 4.125% Due 05/15/15	2,000,000	2,039,844
United States Treasury Note, 4.250% Due 08/15/13	1,800,000	1,866,235
United States Treasury Bond, 4.500% Due 11/15/15	4,000,000	4,169,064
United States Treasury Note, 4.500% Due 04/30/12	2,000,000	2,089,844
United States Treasury Bond, 4.500% Due 02/15/16	1,000,000	1,041,172
United States Treasury Note, 5.500% Due 02/15/08	150,000	150,434
United States Government Treasury Obligations: 23.1%		$13,911,478
Total Fixed Income - Bonds: 98.4%		$59,298,696
(Fixed Income Identified Cost $58,275,157)

Dollar Value
Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 3.51% yield *	269,222
Cash Equivalents: 0.4%	$269,222
(Cash Equivalents Identified Cost $269,222)
Total Portfolio Value: 98.8%	$59,567,918
(Total Portfolio Identified Cost $58,544,379)
Other Assets Less Liabilities 1.2%	$691,540
Total Net Assets: 100.0%	$60,259,458
*	Variable rate security, the coupon rate shown represents the 30 day rate as of December 31, 2007

The accompanying notes are an integral part of the financial statements.

9

JIC INSTITUTIONAL BOND FUND III
Portfolio of Investments as of December 31, 2007

Fixed Income Securities — Bonds	Face Value	Dollar Value
Citigroup Incorporated Notes, 6.000% Due 02/21/12	750,000	776,761
Associates Corporation, 7.950% Due 02/15/10	642,000	680,114
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/17	1,000,000	957,461
Bank of America Subordinated Notes, 5.420% Due 03/15/17	1,600,000	1,548,835
Branch Banking & Trust Subordinated Notes, 5.625% Due 09/15/16	1,000,000	979,957
Key Bank NA Subordinated Notes, 5.800% Due 07/01/14	1,056,000	1,065,643
Mellon Financial, 6.700% Due 03/01/08	500,000	501,450
Suntrust Banks Inc., 7.750% Due 05/01/10	500,000	533,851
US Bancorp Subordinated Notes, 6.300% Due 07/15/08	1,000,000	1,005,494
Wachovia Corporation Subordinated Notes, 5.250% Due 08/01/14	980,000	959,494
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/13	1,650,000	1,640,346
Credit Intermediation and Related Activities: 18.5%		$10,649,406
Franchise Finance Corporation of America, 8.750% Due 10/15/10	1,000,000	1,129,939
General Electric Capital Corporation, 6.000% Due 06/15/12	1,000,000	1,049,358
J.P. Morgan and Company Subordinated Notes, 5.250% Due 01/30/13	1,000,000	998,159
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	1,000,000	938,093
Securities, Commodity Contracts, and Other Financial Investments: 7.1%		$4,115,549
Allstate Corporation, 7.200% Due 12/01/09	500,000	527,317
American General Corporation, 7.500% Due 08/11/10	500,000	535,220
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	500,000	533,503
Insurance Carriers and Related Activities: 2.8%		$1,596,040
General Electric Company Notes, 5.000% Due 02/01/13	500,000	506,925
Machinery Manufacturing: 0.9%		$506,925
Dell, Inc., 6.550%, Due 04/15/08	500,000	502,142
Computer and Electronic Product Manufacturing: 0.9%		$502,142
Allied Signal Inc. Note, 6.200% Due 02/01/08	500,000	500,419
Transportation Equipment Manufacturing: 0.9%		$500,419
Lowes Companies, Inc., 8.250% Due 06/01/10	500,000	546,575
Building Material and Garden Equipment and Supplies Dealers: 0.9%		$546,575
Dayton Hudson Corporation, 9.625% Due 02/01/08	380,000	381,250
Target Corporation, 6.350% Due 01/15/11	400,000	419,324
Wal-Mart Stores, 4.500% Due 07/01/15	1,000,000	960,337
Wal-Mart Stores, 6.875% Due 08/10/09	500,000	522,757
General Merchandise Stores: 4.0%		$2,283,668
Washington Post, 5.500% Due 02/15/09	500,000	503,991
Publishing Industries (except Internet): 0.9%		$503,991
Bellsouth Capital Funding, 7.750% Due 02/15/10	500,000	532,352
Georgia Power Company Unsubordinated Notes, 5.700% Due 06/01/17	425,000	437,158
GTE Corporation, 7.510% Due 04/01/09	500,000	514,627
National Rural Utilities, 5.700% Due 01/15/10	500,000	512,457
Utilities: 3.4%		$1,996,594
Federal Farm Credit Bank, 4.480% Due 08/24/12	2,000,000	2,047,658
Federal Farm Credit Bank, 5.875% Due 10/03/16	2,025,000	2,238,101
Federal Home Loan Bank, 5.130% Due 05/24/13	800,000	843,894
Federal Home Loan Bank, 5.500% Due 12/11/13	1,000,000	1,075,914
Federal Home Loan Bank, 7.605% Due 02/25/15	500,000	538,498
Federal Home Loan Mortgage Corp., 4.375% Due 11/09/11	800,000	816,900
Federal Home Loan Mortgage Corp., 5.000% Due 07/15/14	500,000	525,578
Freddie Mac CMO, Pool 3174 Class PY, 5.000% Due 08/15/19	835,000	806,113
Freddie Mac CMO, Series 3289 Class ND, 5.500% Due 06/15/35	875,000	866,837
Tennessee Valley Authority, 6.000% Due 03/15/13	2,200,000	2,394,366

The accompanying notes are an integral part of the financial statements.

10

JIC INSTITUTIONAL BOND FUND III
Portfolio of Investments as of December 31, 2007

Fixed Income Securities — Bonds	Face Value	Dollar Value
Tennessee Valley Authority, 6.250% Due 12/15/17	500,000	567,427
United States Government Agency Obligations: 22.1%		$12,721,286
Federal Home Loan Mortgage Corp. Pool 2513 Class VK, 5.500% Due 09/15/13	1,199,232	1,215,568
Federal Home Loan Mortgage Corp. Pool 2877 Class AL, 5.000% Due 10/15/24	350,000	340,821
Federal Home Loan Mortgage Corp., Pool 2963 Class DM, 5.500% Due 08/15/33	2,000,000	2,002,660
Federal Home Loan Mortgage Corp., Pool 2985 Class GE, 5.500% Due 06/15/25	700,000	697,572
Federal National Mortgage Association DUS Pool 385365, 4.970% Due 08/01/09	1,000,000	1,000,898
Government National Mortgage Association, 5.500% Due 02/15/17	242,004	245,631
Ginnie Mae CMO Pool 2003-70 Class TE, 5.500% Due 02/20/33	1,000,000	997,683
United States Government Agency Obligations - Mortgage Backed Securities: 11.3%		$6,500,833
United States Treasury Bond, 4.500% Due 02/15/16	2,500,000	2,602,930
United States Treasury Note, 4.500% Due 11/15/15	650,000	677,473
United States Treasury Note, 4.625% Due 02/15/17	2,000,000	2,091,564
United States Treasury Note, 4.750% Due 08/15/17	1,000,000	1,056,485
United States Treasury Bond, 4.250% Due 11/15/14	2,500,000	2,579,885
United States Treasury Note, 4.250% Due 08/15/15	1,800,000	1,848,094
United States Treasury Note, 4.125 Due 05/15/15	2,400,000	2,447,813
United States Treasury Note, 4.750% Due 05/15/14	800,000	850,938
United States Government Treasury Obligations: 24.5%		$14,155,182
Total Fixed Income - Bonds: 98.2%		$56,578,610
(Fixed Income Identified Cost $55,202,467)

Dollar Value
Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 3.51% yield *	270,843
Cash Equivalents: 0.5%	$270,843
(Cash Equivalents Identified Cost $270,843)
Total Portfolio Value: 98.7%	$56,849,453
(Total Portfolio Identified Cost $55,473,310)
Other Assets Less Liabilities 1.3%	$755,292
Total Net Assets: 100.0%	$57,604,745
*	Variable rate security, the coupon rate shown represents the 30 day rate as of December 31, 2007.

The accompanying notes are an integral part of the financial statements.

11

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of December 31, 2007

Fixed Income Securities — Bonds	Face Value	Dollar Value
American Express Senior Unsecured Notes, 5.250% Due 09/12/11	1,000,000	1,008,971
Bank of America Subordinated Notes, 7.125% Due 03/01/09	253,000	258,575
Bank of America Subordinated Notes, 7.125% Due 10/15/11	800,000	860,168
Bank of America Corporation, 7.500% Due 03/15/12	500,000	545,853
BB&T Corporation Subordinated Notes, 6.500% Due 08/01/11	1,000,000	1,045,176
Associates Corporation (Citigroup), 6.875% Due 11/15/08	278,000	282,156
Citicorp Subordinated Notes, 7.250% Due 09/01/08	701,000	712,243
Fifth Third Bank Notes, 4.200% Due 02/23/10	1,250,000	1,239,700
Key Bank NA Subordinated Notes, 5.700% Due 08/15/12	1,010,000	1,047,010
Bank One Corporation Subordinated Notes, 5.900% Due 11/15/11	500,000	519,610
PNC Funding Corporation, 6.500%, Due 5/01/08	135,000	135,608
US Bank NA Notes, 5.700% Due 12/15/08	114,000	115,452
US Bank NA Subordinated Notes, 6.375% Due 08/01/11	500,000	524,811
Wachovia Corp., 6.000% Due 10/30/08	113,000	114,303
Wachovia Corp., 6.300% Due 4/15/08	35,000	35,066
Wachovia Corp., 6.400% Due 4/01/08	674,000	676,441
Credit Intermediation and Related Activities: 16.7%		$9,121,143
J.P. Morgan and Company, 6.250% Due 1/15/09	445,000	450,485
Legg Mason Senior Notes, 6.750% Due 07/02/08	228,000	229,676
Morgan Stanley Dean Witter, 3.875% Due 1/15/09	500,000	494,980
Morgan Stanley Dean Witter Unsubordinated Note, 6.750% Due 04/15/11	1,000,000	1,048,911
Securities, Commodity Contracts, and Other Financial Investments: 4.1%		$2,224,052
Gillette Company Senior Note, 2.500% Due 06/01/08	180,000	183,787
AIG Sunamerica Global Finance Senior Notes, 5.850% Due 08/01/08 (b)	170,000	170,482
Genworth Financial Notes, 4.750% Due 6/15/09	500,000	500,497
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	355,000	378,787
Lincoln National Corporation Notes, 6.500% Due 3/15/08	270,000	270,832
Safeco Corporation Senior Notes, 4.200% Due 02/01/08	181,000	180,966
Insurance Carriers and Related Activities: 3.1%		$1,685,351
Duke-Weeks Realty Senior Notes, 7.750% Due 11/15/09	460,000	483,457
Equity Residential Properties Notes, 4.750% Due 06/15/09	355,000	350,368
Equity Residential Properties Notes, 6.950% Due 03/02/11	1,000,000	1,049,056
Commercial Net Lease Realty, 7.125% Due 03/15/08	1,100,000	1,105,278
Funds, Trusts, and Other Financial Vehicles: 5.5%		$2,988,159
Gillette Company Senior Notes, 2.875% Due 3/15/08	1,525,000	1,520,314
Chemical Manufacturing: 2.8%		$1,520,314
General Electric Capital Corp Notes, 6.000% Due 6/15/12	1,813,000	1,902,486
General Electric Capital Corp Notes Floating Rate, 4.511% Due 6/11/08	100,000	99,340
Machinery Manufacturing: 3.7%		$2,001,826
United Technologies Corporation Notes, 7.125% Due 11/15/10	444,000	476,251
Transportation Equipment Manufacturing: 0.9%		$476,251
Becton Dickinson, 7.150% Due 10/01/09	110,000	115,688
Miscellaneous Manufacturing: 0.2%		$115,688
Dayton Hudson Corporation, 9.625% Due 02/01/08	140,000	140,461
General Merchandise Stores: 0.2%		$140,461
IBM Corp, 4.750% Due 11/29/12	141,000	142,190
Professional, Scientific, and Technical Services: 0.3%		$142,190
Wisconsin Power & Light Debentures, 7.625% Due 03/01/10	865,000	927,245
National Rural Utilities Collateral Trust, 4.375% Due 10/01/10	250,000	249,487

The accompanying notes are an integral part of the financial statements.

12

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of December 31, 2007

Fixed Income Securities — Bonds	Face Value	Dollar Value
National Rural Utilities Collateral Trust, 5.700% Due 01/15/10	309,000	316,698
National Rural Utilities Collateral Trust, 5.750% Due 11/01/08	353,000	355,967
Alabama Power Company Notes, 4.700% Due 12/01/10	275,000	277,944
Alabama Power Senior Notes, 5.375% Due 10/01/08	500,000	501,524
Florida Power & Light First Mortgage, 5.875% Due 04/01/09	1,050,000	1,067,288
Utilities: 6.7%		$3,696,153
Federal Home Loan Bank Discount Notes, * 0.000% Due 02/20/08	2,000,000	1,988,852
Federal Home Loan Bank, 4.875% Due 12/14/12	2,140,000	2,229,135
Federal Home Loan Mortgage Corp., 4.370% Due 05/23/08	50,000	49,920
Federal Home Loan Mortgage Corp., 5.125% Due 02/27/09	1,000,000	1,014,007
Federal National Mortgage Association, 5.500% Due 07/09/10	1,735,000	1,757,494
Federal National Mortgage Association, 5.340% Due 02/22/11	1,500,000	1,502,895
Federal National Mortgage Assoc. Discount Notes, 0.000% Due 05/07/08 *	2,500,000	2,464,520
Federal Home Loan Mortgage Corp Notes, 5.4000% Due 02/02/12	1,260,000	1,278,711
United States Government Agency Obligations: 22.5%		$12,285,534
United States Treasury Bill, 0.000% Due 02/21/08 * (a)	3,025,000	3,007,778
United States Treasury Bill, 0.000% Due 02/21/08 *	500,000	497,153
United States Treasury Bill, 0.000% Due 06/05/08 * (a)	410,000	404,551
United States Treasury Note, 4.875% Due 01/31/09	2,000,000	2,036,094
United States Government Treasury Obligations: 10.9%		$5,945,576
Freddie Mac 5 Year Balloon MBS, 4.500% Due 09/01/09	858,792	855,873
Freddie Mac Gold 7 Year Balloon, 4.500% Due 06/01/11	2,334,970	2,326,121
Freddie Mac Gold 7 Year Balloon, 4.500% Due 05/01/12	447,128	446,342
Federal Home Loan Bank CMO Series 00-0582 Cl. H, 4.750% Due 10/25/10	688,015	688,359
Freddie Mac CMO Pool 2583 Class ND, 4.250% Due 12/15/10	2,324,381	2,312,371
Fannie Mae CMO Pool 2006-54 Class PE, 6.000% Due 02/25/33	957,492	977,150
Federal National Mortgage CMO Pool 2003-20 Cl. HR, 4.500% Due 10/25/16	512,840	512,878
Gov't Nat'l Mortgage Assoc CMO - POOL 2004-95 Class QA, 4.5000% Due 03/20/34	2,442,294	2,396,261
United States Government Agency Obligations - Mortgage Backed Securities: 19.2%		$10,515,355
Total Fixed Income - Bonds: 96.8%		$52,858,053
(Fixed Income Identified Cost $52,457,122)
Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 3.51% yield **		1,527,048
Cash Equivalents: 2.8%		$1,527,048
(Cash Equivalents Identified Cost $1,527,048)
Total Portfolio Value: 99.6%		$54,385,101
(Total Portfolio Identified Cost $53,984,170)
Other Assets Less Liabilities 0.4%		$241,682
Total Net Assets: 100.0%		$54,626,783

Futures Contracts	Long Contracts	Unrealized Depreciation
E-mini Standard & Poors 500 expiring March 2008	740	$(196,300)
(Notional Value of $54,329,320)
*	Non-income producing security.
**	Variable rate security, the coupon rate shown represents the 30 day rate as of December 31, 2007.

(a) – Pledged as collateral on Futures Contracts

(b) – Security is restricted under Rule 144A of the Securities Act of 1933.

The accompanying notes are an integral part of the financial statements.

13

JOHNSON MUTUAL FUNDS
December 31, 2007

STATEMENT OF ASSETS AND LIABILITIES

	JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III	Johnson Enhanced Return Fund
	12/31/2007	12/31/2007	12/31/2007	12/31/2007
Assets:
Investment Securities at Market Value*	$59,251,040	$59,567,918	$56,849,453	$54,385,101
Dividends and Interest Receivable	$736,949	$705,617	$768,735	$565,010
Total Assets	$59,987,989	$60,273,535	$57,618,188	$54,950,111
Liabilities:
Payable for Variation Margin on Futures Contracts	$0	$0	$0	$307,100
Accrued Management Fees	$14,051	$14,077	$13,443	$16,228
Total Liabilities	$14,051	$14,077	$13,443	$323,328
Net Assets	$59,973,938	$60,259,458	$57,604,745	$54,626,783
Net Assets Consist of:
Paid in Capital	$60,523,210	$59,655,414	$56,357,437	$57,464,559
Undistributed Net Investment Income	$609	$336	$52	$62,081
Undistributed Net Realized Gain (Loss) from Security Transactions	$(1,143,811)	$(419,831)	$(128,887)	$(3,104,488)
Net Unrealized Gain (Loss) on Investments	$593,930	$1,023,539	$1,376,143	$400,931
Net Unrealized Gain (Loss) on Futures Contracts	$0	$0	$0	$(196,300)
Net Assets	$59,973,938	$60,259,458	$57,604,745	$54,626,783
Shares Outstanding (Unlimited Amount Authorized)	4,040,574	3,949,886	3,739,664	3,635,220
Offering, Redemption and Net Asset Value Per Share	$14.84	$15.26	$15.40	$15.03
*Identified Cost of Securities	$58,657,110	$58,544,379	$55,473,310	$53,984,170

The accompanying notes are an integral part of the financial statements.

14

JOHNSON MUTUAL FUNDS
December 31, 2007

STATEMENT OF OPERATIONS

	JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III	Johnson Enhanced Return Fund
	Year Ended 12/31/2007	Year Ended 12/31/2007	Year Ended 12/31/2007	Year Ended 12/31/2007
Investment Income:
Interest	$2,629,878	$2,831,393	$2,865,195	$2,739,758
Total Investment Income	$2,629,878	$2,831,393	$2,865,195	$2,739,758
Expenses:
Gross Management Fee	$177,693	$176,737	$167,443	$547,966
Total Expenses	$177,693	$176,737	$167,443	$547,966
Management Fee Waiver (See accompanying note #3)	$(14,044)	$(13,968)	$(13,234)	$(356,178)
Net Expenses	$163,649	$162,769	$154,209	$191,788
Net Investment Income	$2,466,229	$2,668,624	$2,710,986	$2,547,970
Net Realized Gain (Loss) from Security Transactions	$(62,197)	$(122,658)	$(75,533)	$54,840
Net Realized Gain from Futures Contracts	$0	$0	$0	$664,777
Net Unrealized Gain on Investments	$1,045,757	$1,398,441	$1,432,992	$413,436
Net Unrealized (Loss) on Futures Contracts	$0	$0	$0	$(724,716)
Net Gain on Investments	$983,560	$1,275,783	$1,357,459	$408,337
Net Increase in Net Assets from Operations	$3,449,789	$3,944,407	$4,068,445	$2,956,307

The accompanying notes are an integral part of the financial statements.

15

JOHNSON MUTUAL FUNDS
December 31, 2007

STATEMENT OF CHANGES IN NET ASSETS

	JIC Institutional Bond Fund I		JIC Institutional Bond Fund II		JIC Institutional Bond Fund III		Johnson Enhanced Return Fund
	Year Ended 12/31/2007	Year Ended 12/31/2006	Year Ended 12/31/2007	Year Ended 12/31/2006	Year Ended 12/31/2007	Year Ended 12/31/2006	Year Ended 12/31/2007	Year Ended 12/31/2006
Operations:
Net Investment Income	$2,466,229	$2,224,856	$2,668,624	$2,514,342	$2,710,986	$2,593,448	$2,547,970	$1,080,699
Net Realized Gain (Loss) from Security Transactions	$(62,197)	$(16,113)	$(122,658)	$(31,203)	$(75,533)	$45,525	$54,840	$20,042
Net Realized Gain from Futures Contracts	$0	$0	$0	$0	$0	$0	$664,777	$2,403,137
Net Unrealized Gain (Loss) on Investments	$1,045,757	$270,002	$1,398,441	$(161,783)	$1,432,992	$(576,033)	$413,436	$(12,506)
Net Unrealized Gain (Loss) on Futures Contracts	$0	$0	$0	$0	$0	$0	$(724,716)	$528,416
Net Increase in Net Assets from Operations	$3,449,789	$2,478,745	$3,944,407	$2,321,356	$4,068,445	$2,062,940	$2,956,307	$4,019,788
Distributions to Shareholders:
Net Investment Income	$(2,466,113)	$(2,224,363)	$(2,668,613)	$(2,514,017)	$(2,710,934)	$(2,598,296)	$(2,485,889)	$(1,132,401)
Net Realized Gain from Security Transactions	$0	$0	$0	$0	$0	$0	$(4,412,372)	$(1,783,210)
Net (Decrease) in Assets from Distributions	$(2,466,113)	$(2,224,363)	$(2,668,613)	$(2,514,017)	$(2,710,934)	$(2,598,296)	$(6,898,261)	$(2,915,611)
Capital Share Transactions:
Proceeds From Sale of Shares	$10,722,540	$9,375,528	$9,309,961	$8,540,058	$9,250,958	$8,979,556	$445,000	$47,362,798
Net Asset Value of Shares Issued on Reinvestment of Dividends/Gains	$0	$0	$0	$0	$0	$0	$6,898,261	$2,915,611
Cost of Shares Redeemed	$(9,401,193)	$(8,370,945)	$(8,169,595)	$(6,470,762)	$(7,670,450)	$(5,388,974)	$(1,137,640)	$0
Net Increase (Decrease) in Assets from Capital Share Transactions	$1,321,347	$1,004,583	$1,140,366	$2,069,296	$1,580,508	$3,590,582	$6,205,621	$50,278,409
Net Change in Net Assets	$2,305,023	$1,258,965	$2,416,160	$1,876,635	$2,938,019	$3,055,226	$2,263,667	$51,382,586
Net Assets at Beginning of Period	$57,668,915	$56,409,950	$57,843,298	$55,966,663	$54,666,726	$51,611,500	$52,363,116	$980,530
Net Assets at End of Period	$59,973,938	$57,668,915	$60,259,458	$57,843,298	$57,604,745	$54,666,726	$54,626,783	$52,363,116
Including Accumulated Undistributed Net Investment Income	$609	$493	$336	$325	$52	$0	$62,081	$0

The accompanying notes are an integral part of the financial statements.

16

FINANCIAL HIGHLIGHTS
JIC Institutional Bond Fund I

Selected Data for a Share Outstanding Throughout the Period for the JIC Institutional Bond Fund I:

	Year Ended December 31
	2007	2006	2005	2004	2003
Net Asset Value Beginning of Period	$14.60	$14.54	$14.77	$15.05	$15.26
Operations:
Net Investment Income	$0.61	$0.56	$0.50	$0.47	$0.61
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.24	$0.06	$(0.23)	$(0.26)	$(0.21)
Total Operations	$0.85	$0.62	$0.27	$0.21	$0.40
Distributions:
Dividends from Net Investment Income	$(0.61)	$(0.56)	$(0.50)	$(0.49)	$(0.61)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$0.00
Total Distributions	$(0.61)	$(0.56)	$(0.50)	$(0.49)	$(0.61)
Net Asset Value at End of Period	$14.84	$14.60	$14.54	$14.77	$15.05
Total Return(a)	5.96%	4.39%	1.87%	1.45%	2.66%
Net Assets End of Period (Millions)	$59.97	$57.67	$56.40	$53.52	$47.95
Ratios(1)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.14%	3.88%	3.43%	3.32%	4.03%
Average Net Assets after Waiver	4.16%
Portfolio Turnover Rate	25.40%	26.22%	28.26%	40.71%	34.12%

(1)	In 2007, the Adviser waived the 0.30% maximum management fee to sustain a net fee of 0.28%. (See accompanying note #3)
(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

17

FINANCIAL HIGHLIGHTS
JIC Institutional Bond Fund II

Selected Data for a Share Outstanding Throughout the Period for the JIC Institutional Bond Fund II:

	Year Ended December 31
	2007	2006	2005	2004	2003
Net Asset Value Beginning of Period	$14.94	$14.99	$15.36	$15.68	$16.00
Operations:
Net Investment Income	$0.68	$0.66	$0.63	$0.61	$0.73
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.32	$(0.05)	$(0.37)	$(0.28)	$(0.24)
Total Operations	$1.00	$0.61	$0.26	$0.33	$0.49
Distributions:
Dividends from Net Investment Income	$(0.68)	$(0.66)	$(0.63)	$(0.65)	$(0.73)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$(0.08)
Total Distributions	$(0.68)	$(0.66)	$(0.63)	$(0.65)	$(0.81)
Net Asset Value at End of Period	$15.26	$14.94	$14.99	$15.36	$15.68
Total Return(a)	6.87%	4.18%	1.71%	2.13%	3.08%
Net Assets End of Period (Millions)	$60.26	$57.84	$55.96	$53.38	$47.52
Ratios(1)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.51%	4.43%	4.14%	4.17%	4.59%
Average Net Assets after Waiver	4.53%
Portfolio Turnover Rate	16.41%	17.25%	23.35%	39.20%	31.97%

(1)	In 2007, the Adviser waived the 0.30% maximum management fee to sustain a net fee of 0.28%. (See accompanying note #3)
(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

18

FINANCIAL HIGHLIGHTS
JIC Institutional Bond Fund III

Selected Data for a Share Outstanding Throughout the Period for the JIC Institutional Bond Fund III:

	Year Ended December 31
	2007	2006	2005	2004	2003
Net Asset Value Beginning of Period	$15.05	$15.21	$15.68	$15.95	$16.28
Operations:
Net Investment Income	$0.73	$0.73	$0.72	$0.71	$0.80
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.35	$(0.16)	$(0.47)	$(0.20)	$(0.21)
Total Operations	$1.08	$0.57	$0.25	$0.51	$0.59
Distributions:
Dividends from Net Investment Income	$(0.73)	$(0.73)	$(0.72)	$(0.75)	$(0.80)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$(0.03)	$(0.12)
Total Distributions	$(0.73)	$(0.73)	$(0.72)	$(0.78)	$(0.92)
Net Asset Value at End of Period	$15.40	$15.05	$15.21	$15.68	$15.95
Total Return(a)	7.42%	3.92%	1.65%	3.31%	3.67%
Net Assets End of Period (Millions)	$57.60	$54.67	$51.61	$46.62	$41.90
Ratios(1)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.83%	4.89%	4.70%	4.75%	4.94%
Average Net Assets after Waiver	4.85%
Portfolio Turnover Rate	17.73%	14.71%	31.83%	14.48%	20.20%

(1)	In 2007, the Adviser waived the 0.30% maximum management fee to sustain a net fee of 0.28%. (See accompanying note #3)
(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

19

FINANCIAL HIGHLIGHTS
Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout the Period for the Enhanced Return Fund:

	Period Ended December 31
	2007	2006	2005*
Net Asset Value Beginning of Period	$16.20	$15.00	$0.00
Operations:
Net Investment Income	$0.78	$0.51	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.14	$1.80	$0.00
Total Operations	$0.92	$2.31	$0.00
Distributions:
Dividends from Net Investment Income	$(0.76)	$(0.53)	$0.00
Distributions from Net Realized Capital Gains	$(1.33)	$(0.58)	$0.00
Total Distributions	$(2.09)	$(1.11)	$0.00
Net Asset Value at End of Period	$15.03	$16.20	$15.00
Total Return(a)	5.66%	15.59%	0.00%
Net Assets End of Period (Millions)	$54.62	$52.36	$0.98
Ratios(1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.35%	0.35%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.00%	4.08%	0.00%
Average Net Assets after Waiver	4.65%	4.73%	0.00%
Portfolio Turnover Rate	37.32%	17.30%	0.00%
..

*	Commencement Date December 30, 2005
(1)	In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.00%. In 2006 and 2007, the Adviser waived the 1.00% maximum fee to sustain a net fee of 0.35%. (See accompanying note #3)
(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

20

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1)  Organization

The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III (the “Bond Funds”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust, and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005.

The investment objective of the JIC Institutional Bond Fund I is a high level of income over the long term consistent with preservation of capital. The investment objective of the JIC Institutional Bond Fund II is a high level of income over the long term consistent with preservation of capital. The investment objective of the JIC Institutional Bond Fund III is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.

2)  Summary of Significant Accounting Policies

Security Valuation and Transactions

The investments in securities are stated at market value. Valuation is determined as of 4:00 p.m. Eastern time on each day that the Trust is open for business and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value. Security transactions are accounted for on trade date. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”). Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

21

NOTES TO THE FINANCIAL STATEMENTS

2)  Summary of Significant Accounting Policies – (continued)

Financial Futures Contracts

Futures contracts held by the Enhanced Return Fund are valued using the settlement price established each day on the exchange on which they are traded. The Enhanced Return Fund invests in stock index futures only for the replication of returns, not speculation. Upon entering into a financial futures contract the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. Futures contracts held by the Fund are valued using the settlement price established each day on the exchange on which they are traded. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transaction involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Balance of Net Payable to Broker as of December 31, 2007:

Net variation margin payable on futures contracts as of 12/31/07:	$(307,100)
Net payable to Broker:	$307,100

Investment Income and Realized Capital Gains and Losses on Investment Securities

Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method.

Income Taxes

It is the Funds’ policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes

Effective June 29, 2007 the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Funds’ net assets or results of operations.

As of and during the period ended December 31, 2007, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2004.

Distributions

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds. For the year ended December 31, 2007, there were no such reclassifications.

22

NOTES TO THE FINANCIAL STATEMENTS

3)  Investment Advisory Agreement

The investment advisory agreements provide that Johnson Investment Counsel, Inc. (the “Adviser”) will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III pays the Adviser a management fee at the annual rate of 0.28%, after the contractual waiver described below, of the Fund’s average daily net assets, which is accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Advisor a management fee at the annual rate of 0.35%, after the contractual waiver described below, of the Fund’s average daily net assets.

The Adviser received management fees for the twelve months ended December 31, 2007 as indicated below. The Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.28%. The Adviser intends the fee waiver to be permanent, although the Adviser has the right to remove this fee waiver any time after December 31, 2008. Also, the Adviser has agreed to waive a part of the management fee for the Enhanced Return Fund from a maximum of 1.00% to an effective fee ratio of 0.35%. The Adviser intends the fee waiver to be permanent, although the Advisor has the right to remove this fee waiver any time after April 30, 2008.

Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Waiver
JIC Institutional Bond Fund I	0.30%	0.02%	0.28%	$163,649	$14,044
JIC Institutional Bond Fund II	0.30%	0.02%	0.28%	$162,769	$13,968
JIC Institutional Bond Fund III	0.30%	0.02%	0.28%	$154,209	$13,234
Johnson Enhanced Return Fund	1.00%	0.65%	0.35%	$191,788	$356,178

At December 31, 2007, management fees payable amounted to $14,051, $14,077, $13,443 and $16,228 for the JIC Institutional Bond I, JIC Institutional Bond II, JIC Institutional Bond III and Johnson Enhanced Return Funds, respectively.

4)  Related Party Transactions

All officers and one Trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser. Total compensation for the Trustees as a group was $31,500 for the year ended December 31, 2007, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trustees compensation is paid for by the Adviser. The Trust consists of thirteen Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Dynamic Growth Fund, Johnson Disciplined Large-Cap Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2007, Covie and Company owned in aggregate 100% of the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III. At December 31, 2007, US Bank held in aggregate 77.93% of the Enhanced Return Fund in an omnibus account for the benefit of clients of Johnson Investment Counsel, Inc.

Johnson Financial, Inc. is a wholly owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

23

NOTES TO THE FINANCIAL STATEMENTS

5)  Purchases and Sales of Securities

For the year ended December 31, 2007, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
JIC Institutional Bond Fund I	$11,429,222	$16,186,947	$2,520,898	$1,594,346
JIC Institutional Bond Fund II	$3,017,476	$6,621,614	$7,802,535	$2,834,208
JIC Institutional Bond Fund III	$5,373,558	$5,999,402	$6,198,291	$3,683,472
Johnson Enhanced Return Fund	$16,913,576	$13,037,448	$2,016,719	$2,650,000

6)  Share Transactions

As of June 30, 2007, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value next determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder’s written or telephone request in proper form.

Share Transactions for the Period January 1 — December 31, 2007:

	JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III	Johnson Enhanced Return Fund
Shares Sold to Investors	731,271	621,954	616,064	26,572
Shares Issued on Reinvestment Dividends	0	0	0	443,922
Subtotal	731,271	621,954	616,064	470,494
Shares Redeemed	(640,055)	(544,312)	(508,361)	(68,161)
Net Increase/Decrease During Period	91,216	77,642	107,703	402,333
Shares Outstanding:
January 1, 2007 (Beginning of Period)	3,949,358	3,872,244	3,631,961	3,232,887
December 31, 2007 (End of Period)	4,040,574	3,949,886	3,739,664	3,635,220

7) Security Transactions

For Federal income tax purposes, the cost of investments owned on December 31, 2007 was the same as identified cost for the Bond Funds. The difference between book basis and tax basis on unrealized depreciation for the Enhanced Return Fund is due to the mark-to-market on futures contracts as of December 31, 2007 in the amount of $(196,300) and the deferral of Post-October losses in the amount of $3,250,014. As of December 31, 2007, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Fund	Cost of Securities	Appreciation	(Depreciation)	Net Appreciation (Depreciation)
JIC Institutional Bond Fund I	$58,657,110	$639,556	$(45,626)	$593,930
JIC Institutional Bond Fund II	$58,544,379	$1,179,953	$(156,414)	$1,023,539
JIC Institutional Bond Fund III	$55,473,310	$1,573,893	$(197,750)	$1,376,143
Johnson Enhanced Return Fund	$57,234,184	$407,512	$(3,256,595)	$(2,849,083)

24

NOTES TO THE FINANCIAL STATEMENTS

8)  Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9)  Net Investment Income and Net Realized Capital Losses

As of December 31, 2007, the JIC Institutional Bond Fund I had accumulated net realized capital loss carryovers of ($33) expiring in 2008, ($8,213) expiring in 2009, ($941,004) expiring in 2010, ($18,453) expiring in 2011, ($9,554) expiring in 2012, ($88,244) expiring in 2013, ($16,113) expiring in 2014 and ($62,197) expiring in 2015. To the extent that the JIC Institutional Bond Fund I realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2007, the JIC Institutional Bond Fund II had accumulated net realized capital loss carryovers of ($50,432) expiring in 2012, ($215,538) expiring in 2013, ($31,203) expiring in 2014 and ($122,658) expiring in 2015. To the extent that the JIC Institutional Bond Fund II realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2007, the JIC Institutional Bond Fund III had accumulated net realized capital loss carryovers of ($53,355) expiring in 2013 and ($75,532) expiring in 2015. To the extent that the JIC Institutional Bond Fund III realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

10)  Distributions to Shareholders

JIC Institutional Bond Fund I

The tax character of distributions paid is as follows:	2007	2006
Distributions paid from:
Ordinary Income	$2,466,113	$2,224,363
Net Realized Long-Term Capital Gain	0	0
Net Realized Short-Term Capital Gain	0	0
Total distributions paid	$2,466,113	$2,224,363

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$609
Capital Loss Carryforward	(1,143,811)
Unrealized Appreciation/(Depreciation)	593,930
Total distributable earnings on a tax basis	$(549,272)

25

NOTES TO THE FINANCIAL STATEMENTS

10)  Distributions to Shareholders – (continued)

JIC Institutional Bond Fund II

The tax character of distributions paid is as follows:	2007	2006
Distributions paid from:
Ordinary Income	$2,668,613	$2,514,017
Net Realized Long-Term Capital Gain	0	0
Net Realized Short-Term Capital Gain	0	0
Total distributions paid	$2,668,613	$2,514,017

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$336
Capital Loss Carryforward	(419,831)
Unrealized Appreciation/(Depreciation)	1,023,539
Total distributable earnings on a tax basis	$604,044

JIC Institutional Bond Fund III

The tax character of distributions paid is as follows:	2007	2006
Distributions paid from:
Ordinary Income	$2,710,934	$2,598,296
Net Realized Long-Term Capital Gain	0	0
Net Realized Short-Term Capital Gain	0	0
Total distributions paid	$2,710,934	$2,598,296

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$52
Capital Loss Carryforward	(128,887)
Unrealized Appreciation/(Depreciation)	1,376,143
Total distributable earnings on a tax basis	$1,247,308

Johnson Enhanced Return Fund

The tax character of distributions paid is as follows:	2007	2006
Distributions paid from:
Ordinary Income	$2,485,889	$1,132,401
Net Realized Long-Term Capital Gain	2,639,107	1,064,737
Net Realized Short-Term Capital Gain	1,773,265	718,473
Total distributions paid	$6,898,261	$2,915,611

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$11,307
Unrealized Appreciation/(Depreciation)	(2,849,083)
Total distributable earnings on a tax basis	$(2,837,776)

26

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2007 and held through December 31, 2007.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

	Beginning Account Value June 30, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 – December 31, 2007
JIC Institutional Bond Fund I
Actual	$1,000.00	$1,040.79	$1.54
Hypothetical	$1,000.00	$1,023.81	$1.41
JIC Institutional Bond Fund II
Actual	$1,000.00	$1,054.35	$1.55
Hypothetical	$1,000.00	$1,023.42	$1.41
JIC Institutional Bond Fund III
Actual	$1,000.00	$1,062.23	$1.56
Hypothetical	$1,000.00	$1,023.81	$1.41
Johnson Enhanced Return Fund
Actual	$1,000.00	$986.77	$1.77
Hypothetical	$1,000.00	$1,023.44	$1.79
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the JIC Institutional Bond Funds I, II and III, the expense ratio is 0.28%, and for the Enhanced Return Fund, the expense ratio is 0.35%.

27

ADDITIONAL INFORMATION

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

28

REPORT FROM INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and
Board of Trustees
Johnson Mutual Funds Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, and Johnson Enhanced Return Fund, four of the portfolios comprising the Johnson Mutual Funds Trust (the “Funds”) as of December 31, 2007, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended for the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III, and the financial highlights for each of the three periods in the period then ended for the Johnson Enhanced Return Fund. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to December 31, 2004 were audited by another independent accounting firm who expressed unqualified opinions on those statements and highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the Funds’ custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, and Johnson Enhanced Return Fund, of the Johnson Mutual Funds Trust, as of December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.
Westlake, Ohio
February 22, 2008

29

TRUSTEES AND OFFICERS (Unauditied)

Information pertaining to the Trustees and Officers of the Fund is provided below. Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Fund are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170

Name, Address And Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number Of Portfolios Overseen	Other Directorships Held
Interested Trustee
Timothy E. Johnson (65) 3777 West Fork Road Cincinnati, Ohio 45247	President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor Finance at the University of Cincinnati	13	Director, Kendle International, Inc.
Independent Trustees
Ronald H. McSwain (65) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	13	None
Kenneth S. Shull (78) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	13	None
John R. Green (65) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	13	None
James J. Berrens (42) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2006	Controller of MSA Inc. since 2006; Audit Manager of Grear & Company From 2001 to 2005	13	None

30

TRUSTEES AND OFFICERS (Unauditied)

Name, Address And Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number Of Portfolios Overseen	Other Directorships Held
Officers
Dale H. Coates (49) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (43) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (41) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (36) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006, Broker/Dealer Manager of Equity Analysts, Inc. from January 2002 to October 2005	NA	NA

31

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President

Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	CFO, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100
(800) 541-0170

Custodian

National City Bank
Three East Fourth Street
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145-1524

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)  For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)  Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)  Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Not applicable.

(f) The Trust's Code of Ethics is available on request without charge; please call for your copy at
513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that that the registrant does not have an audit committee financial expert serving on its Audit Committee as defined by the SEC. The board determined that, although none of the Audit Committee members meet the technical definition of an audit committee financial expert as defined by the SEC, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the Trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if an issue ever arises, the committee will consider hiring an expert to assist as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2006	$75,570.00
FY 2007	$74,500.00

(b)	Audit-Related Fees

	Registrant	Adviser
FY 2006	$0.00	$0.00
FY 2007	$0.00	$0.00

(c)	Tax Fees

	Registrant	Adviser
FY 2006	$12,350.00	$0.00
FY 2007	$12,350.00	$0.00

Nature of the services:  The auditor completed the annual tax returns.

(d)	All Other Fees

	Registrant	Adviser
FY 2006	$0.00	$610.00
FY 2007	$0.00	$0.00

Nature of the services: The auditor performed Ohio CAT tax work for the Adviser in 2006.

(e)	(1)	Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. All non-audit services provided to the Trust or the Adviser by the Trust’s principal accountant are specifically approved in advance on a case-by-case basis by the Board’s audit committee.

(2)	Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All non-audit services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2006	$12,350.00	$610.00
FY 2007	$12,350.00	$0.00

(h)  Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable - schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of February 21, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

(a)(3) Not applicable.

(b) Certifications required by Rule 30a-2(b) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By:	/s/ Timothy E. Johnson
Timothy E. Johnson, President Date March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy E. Johnson
Timothy E. Johnson, President Date March 6, 2008

By:	/s/ Marc E. Figgins
Marc E. Figgins, Treasurer Date March 6, 2008